UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material under Rule 14a-12

CHINA BAK BATTERY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 12, 2015

To the Stockholders of CHINA BAK BATTERY, INC.:

You are cordially invited to attend the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of China BAK Battery, Inc., a Nevada corporation (the “Company”) on Friday, June 12, 2015, at 9:00 a.m., local time, at BAK Industrial Park, Meigui Street, Huayuankou Economic Zone, Dalian City, 116422, China.

We are now filing this proxy statement on Schedule 14A with the Securities and Exchange Commission (“SEC”) in order to provide the disclosures required by the rules and regulations of the SEC in connection with the Annual Meeting, which will be held for the following purposes:

1.

To elect five (5) persons to the Board of Directors of the Company, each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office;

2.	To ratify the appointment of Crowe Horwath (HK) CPA Limited as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2015;

3.

To approve an amendment to the Company’s Articles of Incorporation to increase the authorized number of shares available for issuance from 20,000,000 to 500,000,000 shares of common stock, par value $0.001 per share (“Common Stock”);

4.

To approve an amendment to the Company’s Articles of Incorporation to authorize 10,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”) of the Company, which may be issued in one or more series, with such rights, preferences, privileges and restrictions as shall be fixed by the Company’s Board of Directors from time to time;

5.	To act upon a proposal to amend Section 1.7 of the Company’s Stock Option Plan;

6.	To approve the China BAK Battery, Inc. 2015 Equity Incentive Plan, subject to the approval of Proposal 3; and

7.	To transact such other business as may properly come before the Annual Meeting or at any postponement or adjournment of the Annual Meeting.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice or made available over the Internet. We are not aware of any other business to come before the Annual Meeting.

Only stockholders of record at the close of business on April 20, 2015 (the “Record Date”) are entitled to notice and to vote at the Annual Meeting and any adjournment or postponement thereof.

It is important that your shares are represented at the Annual Meeting. We urge you to review the attached Proxy Statement and, whether or not you plan to attend the Annual Meeting in person, please vote your shares promptly by casting your vote via the Internet or, if you receive a full set of proxy materials by mail or request one be mailed to you, and prefer to fax or mail your proxy or voter instructions, please complete, sign, date, and return your proxy or vote instruction form by fax or in the pre-addressed envelope provided, which requires no additional postage if mailed in the United States. You may revoke your vote by submitting a subsequent vote over the Internet or by fax or mail before the Annual Meeting, or by voting in person at the Annual Meeting.

If you plan to attend the Annual Meeting, please notify us of your intentions. This will assist us with meeting preparations. If your shares are not registered in your own name and you would like to attend the Annual Meeting, please follow the instructions contained in the Notice of Internet Availability of Proxy Materials that is being mailed to you and any other information forwarded to you by your broker, trust, bank, or other holder of record to obtain a valid proxy from it. This will enable you to gain admission to the Annual Meeting and vote in person.

By Order of the Board of Directors,
/s/ Xiangqian Li
Secretary
April 24, 2015

CHINA BAK BATTERY, INC.
BAK Industrial Park,
Meigui Street, Huayuankou Economic Zone,
Dalian City, 116422, China

_______________________

PROXY STATEMENT
_______________________

This Proxy Statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors of China BAK Battery, Inc., a Nevada corporation (the “Company” or “we”), for the Company’s Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting is to be held at 9:00 a.m., local time, on Friday, June 12, 2015, and at any adjournment(s) or postponement(s) thereof, at the principal executive offices of the Company, located at BAK Industrial Park, Meigui Street, Huayuankou Economic Zone, Dalian City, 116422, China.

The approximate date on which the Proxy Statement and the accompanying notice and form of proxy are intended to be sent or made available to stockholders is on or about April 24, 2015.

     QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Why am I receiving these materials?

Our records indicate that you owned your shares of Company Common Stock at the close of business on April 20, 2015 (the “Record Date”). You have been sent this Proxy Statement and the enclosed proxy because the Company is soliciting your proxy to vote your shares of Common Stock at the Annual Meeting on the proposals described in this Proxy Statement.

What proposals am I voting on at the Annual Meeting?

Six proposals will be voted on at the Annual Meeting:

(1)

to elect five (5) persons to the Board of Directors of the Company, each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office (Proposal 1);

(2)	to ratify the appointment of Crowe Horwath (HK) CPA Limited as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2015 (Proposal 2);

(3)

to approve an amendment to the Company’s Articles of Incorporation to increase the authorized number of shares available for issuance from 20,000,000 to 500,000,000 shares of common stock, par value $0.001 per share (“Common Stock”) (Proposal 3),

(4)

to approve an amendment to the Company’s Articles of Incorporation to authorize 10,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”) of the Company, which may be issued in one or more series, with such rights, preferences, privileges and restrictions as shall be fixed by the Company’s Board of Directors from time to time (Proposal 4);

(5)	to act upon a proposal to amend Section 1.7 of the Company’s Stock Option Plan (Proposal 5); and

(6)	to approve the China BAK Battery, Inc. 2015 Equity Incentive Plan, subject to the approval of Proposal 3 (Proposal 6).

Who is entitled to vote at the Annual Meeting?

All owners of our Common Stock as of the close of business on the Record Date are entitled to vote their shares of Common Stock at the Annual Meeting and any adjournment or postponement thereof. As of the Record Date, a total of 12,619,597 shares of Common Stock are outstanding and eligible to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter properly brought before the Annual Meeting. The enclosed proxy card or voting instruction card shows the number of shares you are entitled to vote at the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name

If on the Record Date your shares were registered directly in your name with the Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, to ensure your vote is counted, we encourage you to vote either by Internet or by filling out and returning the enclosed proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account.

How do I vote?

Your shares may only be voted at the Annual Meeting if you are present in person or are represented by proxy. Whether or not you plan to attend the Annual Meeting, we encourage you to vote by proxy to ensure that your shares will be represented.

You may vote using any of the following methods:

•	By Internet. You may vote by using the Internet in accordance with the instructions provided on the Notice of Internet Availability of Proxy Materials. The Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares and to confirm that their instructions have been properly recorded.

•	By Mail. Stockholders of record of Common Stock as of the Record Date may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. If you return your signed proxy but do not indicate your voting preferences, your shares will be voted on your behalf “FOR” the five nominees to the Board of Directors (Proposal 1), “FOR” the ratification of Crowe Horwath (HK) CPA Limited as our independent registered public accounting firm for our fiscal year ending September 30, 2015 (Proposal 2), “FOR” the amendment to the Company’s Articles of Incorporation to increase the authorized number of shares available for issuance from 20,000,000 to 500,000,000 shares of Common Stock (Proposal 3), “FOR” the amendment to the Company’s Articles of Incorporation to authorize 10,000,000 shares of Preferred Stock of the Company (Proposal 4), “FOR” the proposal to amend Section 1.7 of the Company’s Stock Option Plan (Proposal 5) and “FOR” the approval of the China BAK Battery, Inc. 2015 Equity Incentive Plan (Proposal 6). Stockholders who hold shares beneficially in street name and have requested to receive printed proxy materials may provide voting instructions by mail by completing, signing and dating the voting instruction forms provided by their brokers, banks or other nominees and mailing them in the accompanying pre-addressed envelopes.

•	By Fax. Stockholders of record of Common Stock as of the Record Date may submit proxies by completing, signing and dating their proxy cards and faxing them to our proxy solicitor, Advantage Proxy, at 206-870-8492.

•	In person at the Annual Meeting. Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting or at any postponement or adjournment of the Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, bank or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions by mail or Internet so that your vote will be counted if you later decide not to attend the Annual Meeting.

Can I change my vote or revoke my proxy?

If you are a stockholder of record, you may revoke your proxy at any time prior to the vote at the Annual Meeting. If you submitted your proxy by mail or fax, you must file with our Secretary or proxy solicitor a written notice of revocation or deliver, prior to the vote at the Annual Meeting, a valid, later-dated proxy. If you submitted your proxy by the Internet, you may revoke your proxy with a later Internet proxy. Attendance at the Annual Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Secretary before the proxy is exercised or you vote by written ballot at the Annual Meeting. If you are a beneficial owner, you may vote by submitting new voting instructions to your broker, bank or nominee, or, if you have obtained a legal proxy from your broker, bank or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

Who may attend the Annual Meeting?

All stockholders that were stockholders of the Company as of the Record Date, or their authorized representatives, may attend the Annual Meeting. Admission to the Annual Meeting will be on a first-come, first-served basis. If your shares are held in the name of a brokerage firm, bank, dealer or other similar organization that holds your shares in “street name” and you plan to attend the Annual Meeting, you should bring proof of ownership to the Annual Meeting, such as a current bank or brokerage account statement, to ensure your admission.

What constitutes a quorum and how will votes be counted?

The Annual Meeting will be held if a quorum, consisting of thirty-three and one-third percent (33-1/3%) of the outstanding shares of Common Stock entitled to vote as of the Record Date, is represented in person or by proxy. Abstentions and broker “non-votes” will be counted as present and entitled to vote for purposes of determining a quorum.

A broker “non-vote” occurs when a nominee, such as a bank or broker, holding shares for a beneficial owner, does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Under the rules of the New York Stock Exchange, absent instructions from the beneficial owners, banks and brokers who hold shares in street name for beneficial owners have the authority to vote only on routine corporate matters, such as the ratification of Crowe Horwath (HK) CPA Limited as our independent registered public accounting firm for our fiscal year ending September 30, 2015 (Proposal 2) and the approval of amendment to the Company’s Articles of Incorporation to increase the authorized number of shares available for issuance from 20,000,000 to 500,000,000 shares of Common Stock (Proposal 3), without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on certain “non-routine” matters, such as the uncontested election of our directors (Proposal 1), the amendment to our Articles of Incorporation to authorize 10,000,000 shares of Preferred Stock of the Company (Proposal 4), the amendment to Section 1.7 of the Company’s Stock Option Plan (Proposal 5) and the approval of the China BAK Battery, Inc. 2015 Equity Incentive Plan (Proposal 6).

Broker non-votes are counted for purposes of determining whether or not a quorum exists for the transaction of business at the Annual Meeting or any postponement or adjournment of the Annual Meeting, but will not be counted for purposes of determining the number of shares represented and voted with respect to an individual proposal, and therefore will have no effect on the outcome of the vote on an individual proposal. Thus, if you do not give your broker specific voting instructions, your shares may not be voted on these “non-routine” matters and will not be counted in determining the number of shares necessary for approval.

How are proxies being solicited and who will pay for the solicitation of proxies?

This proxy solicitation is being made by the Company on behalf of the Board of Directors of the Company and will be paid for by the Company. In addition, we have retained Advantage Proxy, Inc. to assist with the solicitation for an estimated fee of $5,500 plus reasonable out-of- pocket expenses. In addition, we will reimburse brokerage firms, banks and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of our directors, officers and regular employees personally or by telephone, facsimile or electronic mail. No additional compensation will be paid to these persons for such services.

I am a stockholder, and I only received a copy of the Notice of Internet Availability of Proxy Materials (“Notice”) in the mail. How may I obtain a full set of the proxy materials?

In accordance with the “notice and access” rules of the SEC, we may furnish proxy materials, including this Proxy Statement, to our stockholders of record and beneficial owners of shares by providing access to such documents on the Internet instead of mailing printed copies. Stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice, which was mailed to our stockholders, will instruct you as to how you may access and review all of the proxy materials on the Internet. If you would like to receive a paper or electronic copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, these proxy materials, stockholders may contact:

Corporate Secretary
China BAK Battery, Inc.
BAK Industrial Park,
Meigui Street, Huayuankou Economic Zone,
Dalian City, 116422, China
Telephone: 86-411-39185985; Fax: 86-411-39185980
E-mail: ir@cbak.com.cn

Stockholders who hold shares in street name (as described above) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Whom should I contact with other questions?

We have retained Advantage Proxy, Inc. as proxy solicitor in connection with the Annual Meeting. You may contact our proxy soliciting agent by telephone at 877-870-8565, by email to ksmith@advantageproxy.com or in writing at PO Box 13581, Des Moines, WA 98198.

Alternatively, you may obtain information from us by making a request by telephone or in writing at the address of our Corporate Secretary set forth above.

Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting to Be Held on June 12, 2015:

The Notice of Annual Meeting of Stockholders, Proxy Statement and 2014 Annual Report are
available at www.shareholdervote.info

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
RELATED STOCKHOLDER MATTERS

Securities Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to us with respect to the beneficial ownership of our Common Stock as of the close of business on April 10, 2015 (the “Reference Date”) for: (i) each person known by us to beneficially own more than 5% of our voting securities, (ii) each named executive officer, (iii) each of our directors and nominees, and (iv) all of our executive officers and directors as a group:

Names of Management and Names	Amount and Nature of
of Certain Beneficial Owners (1)	Beneficial Ownership (1)
	Number (2)	Percent (3)
Xiangqian Li (4)	3,910,778	31.0%

Chunzhi Zhang (5)	3,500	*

Martha C. Agee	0	*

Jianjun He	0	*

Guosheng Wang	0	*

All executive officers and directors as a group (5 persons)	3,914,278	31.0%

*	Denotes less than 1% of the outstanding shares of Common Stock.

* *	All information in and below this table gives retroactive effect to our one-for-five reverse stock split effected on October 26, 2012.

(1)

The number of shares beneficially owned is determined under Securities and Exchange Commission (“SEC”) rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power, and also any shares which the individual has the right to acquire within 60 days of the Reference Date, through the exercise or conversion of any stock option, convertible security, warrant or other right (a “Presently Exercisable” security). Including those shares in the table does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares.

(2)

Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of Common Stock listed as owned by that person or entity.

(3)

A total of 12,619,597 shares of Common Stock are considered to be outstanding on the Reference Date. For each beneficial owner above, any Presently Exercisable securities of such beneficial owner have been included in the denominator, pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended, or the Exchange Act.

(4)

Including 100,000 restricted shares of the Common Stock granted under the Stock Option Plan on June 22, 2009, which restricted stock is subject to a five-year vesting schedule. It vests in twenty equal quarterly installments on the first day of each fiscal quarter beginning on October 1, 2009.

(5)

On June 25, 2007, Mr. Zhang was granted 1,000 shares of restricted Common Stock. On August 6, 2008, Mr. Zhang was granted an additional 1,000 shares of restricted Common Stock on the same terms as those governing the June 25, 2007 grant. On June 26, 2009, Mr. Zhang was granted an additional 1,000 shares of restricted Common Stock, on the same terms as those governing the June 25, 2007 and August 6, 2008 grants. On July 1, 2010, Mr. Zhang was granted an additional 1,000 shares of restricted Common Stock on the same terms as those governing the June 25, 2007, August 6, 2008, and June 26, 2009 grants. On January 19, 2011, Mr. Zhang waived the receipt of 500 shares of the July 1, 2010 grant in consideration of an additional quarterly payment by the Company of $6,250 on or about January 6, 2011 pursuant to the increase, effective January 1, 2011, of each of the directors’ annual retainer fee under the Company’s Stock Option Plan by $25,000 in lieu of each director’s receipt of restricted shares under the Stock Option Plan.

Changes in Control

There are no arrangements known to us, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of the Company.

PROPOSAL 1. - ELECTION OF DIRECTORS

Our Board of Directors is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. It selects the Company’s executive officers, delegates authority for the conduct of the Company’s day-to-day operations to those officers, and monitors their performance. Members of the Board of Directors are kept informed of the Company’s business by participating in Board of Directors and Committee meetings, by reviewing analyses and reports, and through discussions with the Chairman and other officers.

Effective December 8, 2006, Article V of our articles of incorporation was amended so that the number of our directors shall be determined in accordance with our Bylaws instead of in accordance with provisions contained in our articles of incorporation. At the Annual Meeting, five (5) directors will be elected, each to hold office until the next annual meeting of stockholders or his or her earlier death or resignation or until his or her successor, if any, is elected or appointed. The individuals who have been nominated for election to the Board of Directors at the Annual Meeting are listed in the table below. Each of the nominees is a current director of the Company.

If, as a result of circumstances not now known or foreseen, any of the nominees is unavailable to serve as a nominee for the office of Director at the time of the Annual Meeting, the holders of the proxies solicited by this Proxy Statement may vote those proxies either (i) for the election of a substitute nominee who will be duly designated by the proxy holders or by the present Board of Directors or (ii) for the balance of the nominees, leaving a vacancy. Alternatively, the size of the Board may be reduced accordingly. The Board of Directors has no reason to believe that any of the nominees will be unwilling or unable to serve, if elected as a Director. To be elected, each of the five nominees proposed for election as directors at the Annual Meeting must receive at least a plurality of the votes cast at the Annual Meeting.

Director Selection

There have been no material changes to the procedures by which stockholders may recommend nominees to our Board of Directors since such procedures were last disclosed. As provided in its Charter, the Nominating and Corporate Governance Committee of the Company’s Board of Directors is responsible for identifying individuals qualified to become Board members and recommending to the Board nominees for election as directors. The Nominating and Corporate Governance Committee considers recommendations for director nominees, including those submitted by the Company’s stockholders, on the bases described below. Stockholders may recommend nominees by writing to the Nominating and Corporate Governance Committee c/o the Secretary at BAK Industrial Park, Meigui Street, Huayuankou Economic Zone, Dalian City, 116422, China; via email at IR@cbak.com.cn; or via fax at (86)411-39185980. Stockholder recommendations will be promptly provided to the chairman of the Nominating and Corporate Governance Committee. To be considered by the Nominating and Corporate Governance Committee for inclusion in the proxy for the 2016 annual meeting, recommendations must be received by the Secretary of the Company not later than the close of business on December 31, 2015.

In identifying and evaluating nominees, the Nominating and Corporate Governance Committee may consult with the other Board members, management, consultants, and other individuals likely to possess an understanding of the Company’s business and knowledge of suitable candidates. In making its recommendations, the Nominating and Corporate Governance Committee assesses the requisite skills and qualifications of nominees and the composition of the Board as a whole in the context of the Board's criteria and needs. In evaluating the suitability of individual Board members, the Nominating and Corporate Governance Committee may take into account many factors, including general understanding of marketing, finance and other disciplines relevant to the success of a publicly traded company in today’s business environment; understanding of the Company’s business and technology; the international nature of the Company’s operations; educational and professional background; and personal accomplishment. The Nominating and Corporate Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of the Company’s business and represent stockholder interests through the exercise of sound judgment, using its diversity of experience. The Nominating and Corporate Governance Committee also ensures that a majority of nominees would be “independent directors” as defined under the applicable rules of the SEC and The NASDAQ Stock Market LLC (“NASDAQ”). For a description of the qualifications that the Nominating and Corporate Governance Committee seeks in potential nominees, please see “Nominees – Qualifications for All Directors” below.

The names, the positions with the Company and the ages as of the Record Date of the individuals who are our nominees for election as directors are:

Name	Age	Position/s	Director Since
Xiangqian Li	45	Chairman, President and Chief Executive Officer	January 2005
Jianjun He	41	Director	November 2013
Chunzhi Zhang	51	Director	June 2007
Martha C. Agee	59	Director	November 2012
Guosheng Wang	42	Director	August 2014

Director Qualifications

Qualifications, Attributes, Skills and Experience to be Represented on the Board of Directors as a Whole

In its assessment of each potential candidate, including those recommended by stockholders, the Nominating and Corporate Governance Committee considers the nominee’s judgment, integrity, experience, independence, understanding of the Company’s business or other related industries and such other factors the Nominating and Corporate Governance Committee determines are pertinent in light of the current needs of the Board of Directors. The Nominating and Corporate Governance Committee also takes into account the ability of a Director to devote the time and effort necessary to fulfill his or her responsibilities to the Company.

The Board of Directors and the Nominating and Corporate Governance Committee require that each Director be a recognized person of high integrity with a proven record of success in his or her field. Each Director must demonstrate innovative thinking, familiarity with and respect for corporate governance requirements and practices, an appreciation of multiple cultures and a commitment to sustainability and to dealing responsibly with social issues. In addition to the qualifications required of all Directors, the Board assesses intangible qualities including the individual’s ability to ask difficult questions and, simultaneously, to work collegially.

The Board has identified particular qualifications, attributes, skills and experience that are important to be represented on the Board as a whole, in light of the Company’s current needs and business priorities. The Company’s services are performed in various countries and in significant areas of future growth located outside of the United States. Accordingly, the Board believes that international experience or specific knowledge of key geographic growth areas and diversity of professional experiences should be represented on the Board. In addition, the Company’s business is multifaceted and involves complex financial transactions. Therefore, the Board believes that the Board should include some Directors with a high level of financial literacy and some Directors who possess relevant business experience as a Chief Executive Officer or President. Our business involves complex technologies in a highly specialized industry. Therefore, the Board believes that extensive knowledge of the Company’s business and industry should be represented on the Board.

The Board of Directors and the Nominating and Corporate Governance Committee do not have a specific diversity policy, but consider diversity of race, ethnicity, gender, age, cultural background and professional experiences in evaluating candidates for Board membership. Diversity is important because a variety of points of view contribute to a more effective decision-making process.

Biographical Information and Summary of Qualifications of Nominees for Director

Xiangqian Li has served as the chairman of our board, our president and chief executive officer since January 20, 2005. He has been a director of BAK International Limited, or BAK International, our Hong Kong incorporated subsidiary, since November 2004. Mr. Li is the founder and has served as the chairman of the board of Shenzhen BAK Battery Co., Ltd., or Shenzhen BAK, or Shenzhen BAK, our indirect wholly owned subsidiary, since its inception in August 2001, and served as Shenzhen BAK’s general manager since December 2003. From June 2001 to June 2003, Mr. Li was the chairman of Huaran Technology Co., Ltd., a PRC-incorporated company engaged in the car audio business. Mr. Li received a bachelor’s degree in thermal energy and power engineering from the Lanzhou Railway Institute, China and a doctorate degree in quantitative economics from Jilin University in China.

Director Qualifications: Mr. Li has extensive senior management experience in the industry in which we operate, having served as our Chief Executive Officer and Chairman since January 2005 and as the Chief Executive Officer or Chairman of various other companies since 2001.

Jianjun He has served as our director since November 4, 2013. Mr. He has more than 15 years experience in accounting and finance and is an associate member of the Chinese Institute of Certificate Public Accounts. Mr. He has been the Managing Director of Jilin Cybernaut Lvke Investment and Management Co., Ltd., an investment consulting firm in China, since January 1, 2013. From June 30, 2009 to December 31, 2012, Mr. He served as the Chief Financial Officer of THT Heat Transfer Technology, Inc. (Nasdaq: THTI) (“THT Heat”), a provider of heat exchangers and heat exchange solutions in China. Mr. He was the Chief Financial Officer of Siping City Juyuan Hanyang Plate Heat Exchanger Co. Ltd, a wholly owned subsidiary of THT Heat from 2007 to December 2012. From 1999 to 2007, Mr. He worked as senior financial officer in Jilin Grain Group, a state-owned enterprise engaged in the grain processing and trading business. Mr. He graduated from Changchun Taxation College in 1995 with a Bachelor’s degree in Auditing and obtained a Master’s degree from Jilin University in 2005.

Director Qualifications: Mr. He has a rich knowledge in accounting and corporate finance. He also has more than three years’ experience acting as CFO of a Nasdaq listed company.

Chunzhi Zhang has served as our director since June 25, 2007. Since mid-2005, Mr. Zhang has served as General Manager of AASTOCKS.com, Ltd., Shenzhen Branch, a software integration and one-stop system solutions provider for financial markets in China. From 2003 through mid-2005, Mr. Zhang served as General Manager of Shenzhen Sharemax Management Co., Ltd, where he was involved in both private equity business and asset management. From 1998 through 2003, Mr. Zhang served as General Manager of Haixing Security Brokerage Co., Ltd, Shenzhen Branch, involved in securities trading and asset management. Prior to joining Haixing Security Brokerage, from 1985 to 1996, Mr. Zhang served as senior Management in Hong Kong for China Resources Holding Co., Ltd., a China central government-owned enterprise. Mr. Zhang received his bachelor degree in Economy from Jilin University in 1985 and MBA degree from University of Wales in the United Kingdom. Mr. Zhang is also a distinguished finance lecturer at the Graduate School in Shenzhen of Tsinghua University.

Director Qualifications: Mr. Zhang, Chair of the Compensation Committee, is experienced in securities analysis and investment. Mr. Zhang has accumulated this experience in managerial positions in firms in the securities industry since 1998.

Martha C. Agee has served as our director since November 15, 2012. Since 1997, Ms. Agee has been a senior lecturer of business law at Hankamer School of Business of Baylor University where she teaches courses in the Legal Environment of Business, International Business Law, and Healthcare Law & Ethics for graduate and undergraduate students. Prior to that, Ms. Agee practiced law from 1988 to 1996. Ms. Agee obtained her bachelor’s degree in Accounting in 1976 and Juris Doctorate degree in 1988 from Baylor University.

Director Qualifications: Ms. Agee, Chair of the Audit Committee, was previously Certified Public Accountant, worked as Chief Accountant for a political sub-division for five and a half years and worked as Supervisor of Accounting for a large retail chain with the responsibilities included hiring, training, and supervision of accounting staff; preparation and analysis of 17 monthly financial statements and quarterly consolidated financial statements; budgeting, and internal auditing.

Guosheng Wang has served as our director since August 1, 2014. Since June 2014, Mr. Wang has been in charge of the construction of facilities of the Company’s subsidiary, Dalian BAK Power Battery Co., Ltd (“Dalian BAK”) and the relocation of assets and equipment of BAK International (Tianjin) Limited (“BAK Tianjin”) to Dalian BAK. Prior to that, Mr. Wang served as vice president of operations of BAK Tianjin since May 2013, where he was managing the Quality Department, Purchase Department, Equipment Department and HR Department. From May 2010 to May 2013, Mr. Wang served as manager of Equipment Department of BAK Tianjin. From March 2008 to May 2010, he served as Director of No. 1 Manufacture Department of BAK Tianjin. Mr. Wang began his career working as an engineer at Harbin Railway Transportation Equipment Co., Ltd in 1994. Mr. Wang obtained his bachelor’s degree in mechanical manufacturing engineering and equipment from Lanzhou Jiaotong University in July 1994.

Director Qualifications: Having served with the Company since 2003, Mr. Wang brings to the Board of Directors extensive experience in all aspects of our business and industry and strong management and technical skills.

Each director holds office until the earlier of his or her death, resignation, removal from office by the stockholders, or his or her respective successor is duly elected and qualified. There are no arrangements or understandings between any of our nominees or directors and any other person pursuant to which any of our nominees or directors have been selected for their respective positions. No nominee or director is related to any executive officer or any other nominee or director.

No director of the Company is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. There are no family relationships among our directors or officers.

Other than as described above, no director has held any directorship during the past five years with any other public company.

For information as to the shares of the Common Stock held by each nominee, see “Securities Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters – Securities Ownership of Certain Beneficial Owners and Management.”

Involvement in Certain Legal Proceedings

None of our directors or executive officers has, during the past ten years:

•	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);
•

had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

•

been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

•

been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

•

been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•

been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self- regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Director Independence

Our Board of Directors has determined that each of our non-employee directors, Mr. Zhang, Ms. Agee and Mr. He, is an “independent director” as defined by the applicable rules of the SEC and NASDAQ. Each of our non-employee directors serves on the Board’s committees, and therefore all of the members of our board committees are independent as defined under the NASDAQ listing standards and by the SEC. There were and are no transactions, relationships or arrangements not otherwise disclosed in this Proxy Statement that were considered by the Board of Directors under the applicable independence definitions in determining that each of these directors is independent.

Governance Structure

Currently, our Chief Executive Officer is also our Chairman. The Board of Directors believes that, at this time, having a combined Chief Executive Officer and Chairman is the appropriate leadership structure for the Company. In making this determination, the Board of Directors considered, among other matters, Mr. Li’s experience and tenure of having been Chairman and Chief Executive Officer since 2005, and felt that his experience, knowledge, and personality allowed him to serve ably as both Chairman and Chief Executive Officer. Among the benefits of a combined Chief Executive Officer/Chairman considered by the Board of Directors is that such structure promotes clearer leadership and direction for our Company and allows for a single, focused chain of command to execute our strategic initiatives and business plans.

The Board of Directors’ Role in Risk Oversight

The Board of Directors oversees that the assets of the Company are properly safeguarded, that the appropriate financial and other controls are maintained, and that the Company’s business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Board of Directors’ oversight of the various risks facing the Company. In this regard, the Board of Directors seeks to understand and oversee critical business risks. The Board of Directors does not view risk in isolation. Risks are considered in virtually every business decision and as part of the Company’s business strategy. The Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for the Company to be competitive on a global basis and to achieve its objectives.

While the Board oversees risk management, Company management is charged with managing risk. The Company has robust internal processes and a strong internal control environment to identify and manage risks and to communicate with the Board of Directors. The Board of Directors and the Audit Committee monitor and evaluate the effectiveness of the internal controls and the risk management program at least annually. Management communicates routinely with the Board of Directors, Board Committees and individual Directors on the significant risks identified and how they are being managed. Directors are free to, and indeed often do, communicate directly with senior management.

The Board implements its risk oversight function both as a whole and through Committees. Much of the work is delegated to various Committees, which meet regularly and report back to the full Board. All Committees play significant roles in carrying out the risk oversight function. In particular:

•

The Audit Committee oversees risks related to the Company’s financial statements, the financial reporting process, accounting and legal matters. The Audit Committee oversees the internal audit function. The Audit Committee members meet separately with representatives of the Company’s independent auditing firm; and

•

The Compensation Committee evaluates the risks and rewards associated with the Company’s compensation philosophy and programs. The Compensation Committee reviews and approves compensation programs with features that mitigate risk without diminishing the incentive nature of the compensation. Management discusses with the Compensation Committee the procedures that have been put in place to identify and mitigate potential risks in compensation.

•

The Nominating and Corporate Governance Committee evaluates risk associated with management decisions and strategic direction and reports concerns to the full Board. In addition, this committee evaluates the performance of independent directors and makes suggestions to the full Board concerning director qualifications and number of independent directors. The committee also oversees the Company’s ethics programs, including the Code of Business Ethics and Conduct.

Required Vote

To be elected, each nominee for director must receive at least a plurality of the votes cast at the Annual Meeting (assuming a quorum is present) with respect to that nominee’s election. Abstentions and broker “non-votes” will not be counted as a vote cast with respect to a nominee.

Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR the election of the nominees set forth in Proposal 1.

COMMITTEES OF THE BOARD OF DIRECTORS

Committees and Meetings

Our Board of Directors currently has three standing Committees which, pursuant to delegated authority, perform various duties on behalf of and report to the Board: (i) Audit Committee, (ii) Compensation Committee and (iii) Nominating and Corporate Governance Committee. Each of the three standing Committees is comprised entirely of independent directors as that term is defined under the NASDAQ listing standards applicable to each of these committees. From time to time, the Board may establish other committees.

During the fiscal year ended September 30, 2014, the Board held a total of eight meetings. Each director attended 100% of the total number of meetings of the Board and 100% of the meetings of all Committees on which he or she served. We do not have a policy requiring Board members to attend the annual meeting of our stockholders. Two members of the Board attended our 2014 annual meeting of stockholders.

Each of the Charters of our Audit, Compensation and Nominating and Corporate Governance Committees contains a definition for determining whether members of the respective Committee are independent for purposes of that committee. Current copies of these Charters are posted on our Internet website at www.cbak.com.cn.

Audit Committee

Our Audit Committee consists of three members: Martha C. Agee, Chunzhi Zhang and Jianjun He. Pursuant to the determination of our Board of Directors, Ms. Agee serves as the chair of the Audit Committee and as our Audit Committee financial expert as that term is defined by the applicable SEC rules. Each director who has served or is serving on our Audit Committee was or is “independent” as that term is defined under the NASDAQ listing rules for Audit Committee members at all times during their service on such Committee.

The Audit Committee, which was established in accordance with Section 3(a)(58)(A) of the Exchange Act, oversees our accounting and financial reporting processes and the audits of the financial statements of our company. During the fiscal year ended September 30, 2014, the Audit Committee held four meetings, in compliance with its Charter. The Audit Committee is responsible for, among other things:

•	the appointment, compensation, retention and oversight of the work of the independent auditor;
•	reviewing and pre-approving all auditing services and permissible non-audit services (including the fees and terms thereof) to be performed by the independent auditor;
•	reviewing and approving all proposed related-party transactions;

•	discussing the interim and annual financial statements with management and our independent auditors;
•

reviewing and discussing with management and the independent auditor (a) the adequacy and effectiveness of the Company’s internal controls, (b) the Company’s internal audit procedures, and (c) the adequacy and effectiveness of the Company’s disclosure controls and procedures, and management reports thereon;

•	reviewing reported violations of the Company’s code of conduct and business ethics; and
•

reviewing and discussing with management and the independent auditor various topics and events that may have significant financial impact on the Company or that are the subject of discussions between management and the independent auditors.

Compensation Committee

Our Compensation Committee consists of three members: Martha C. Agee, Chunzhi Zhang and Jianjun He, with Mr. Zhang serving as chair. Each director who has served or is serving on our Compensation Committee was or is “independent” as that term is defined under the NASDAQ listing rules at all times during their service on such Committee. The Compensation Committee held one meeting during the fiscal year ended September 30, 2014.

The purpose of our Compensation Committee is to discharge the responsibilities of the Company’s Board of Directors relating to compensation of the Company’s executives, to produce an annual report on executive compensation for inclusion in the Company’s proxy statement, if required, and to oversee and advise the Board on the adoption of policies that govern the Company’s compensation programs, including stock and benefit plans. Our chief executive officer may not be present at any Compensation Committee meeting during which his compensation is deliberated. The Compensation Committee is responsible for, among other things:

•	reviewing and approving the compensation structure for corporate officers at the level of corporate vice president and above;
•

overseeing an evaluation of the performance of the Company’s executive officers and approve the annual compensation, including salary, bonus, incentive and equity compensation, for the executive officers;

•

reviewing and approving chief executive officer goals and objectives, evaluate chief executive officer performance in light of these corporate objectives, and set chief executive officer compensation consistent with Company philosophy;

•	making recommendations to the Board regarding the compensation of board members;
•

reviewing and making recommendations concerning long-term incentive compensation plans, including the use of equity-based plans. Except as otherwise delegated by the Board of Directors, the Compensation Committee will act on behalf of the Board of Directors as the “Committee” established to administer equity-based and employee benefit plans, and as such will discharge any responsibilities imposed on the Compensation Committee under those plans, including making and authorizing grants, in accordance with the terms of those plans.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of three members: Martha C. Agee, Chunzhi Zhang and Jianjun He, with Mr. He serving as chair. Each director who has served or is serving on our Nominating and Corporate Governance Committee was or is “independent” as that term is defined under the NASDAQ listing standards at all times during their service on such Committee. The Nominating and Corporate Governance Committee held two meetings during the fiscal year ended September 30, 2014, in compliance with its Charter.

The purpose of the Nominating and Corporate Governance Committee is to determine the slate of director nominees for election to the Company’s Board of Directors, to identify and recommend candidates to fill vacancies occurring between annual shareholder meetings, and to review the Company’s policies and programs that relate to matters of corporate responsibility, including public issues of significance to the Company and its members. The Nominating and Corporate Governance Committee is responsible for, among other things:

•	annually presenting to the Board a list of individuals recommended for nomination for election to the Board at the annual meeting of stockholders, and for appointment to the committees of the Board;

•	annually reviewing the composition of each committee and present recommendations for committee memberships to the Board as needed; and
•

annually evaluating and reporting to the Board of Directors on the performance and effectiveness of the Board of Directors to facilitate the directors fulfillment of their responsibilities in a manner that serves the interests of the Company’s shareholders.

Code of Business Ethics and Conduct

We have adopted a Code of Business Ethics and Conduct relating to the conduct of our business by our employees, officers and directors. We intend to maintain the highest standards of ethical business practices and compliance with all laws and regulations applicable to our business, including those relating to doing business outside the United States. During the fiscal year ended September 30, 2014, there were no amendments to or waivers of our Code of Business Ethics and Conduct. If we effect an amendment to, or waiver from, a provision of our Code of Business Ethics and Conduct, we intend to satisfy our disclosure requirements by posting a description of such amendment or waiver on our Internet website at www.bak.com.cn or via a current report on Form 8-K. A current copy of our Code of Business Ethics and Conduct is posted on our Internet website at www.cbak.com.cn.

REPORT OF THE AUDIT COMMITTEE
FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2014

The Audit Committee of the Board is comprised of three non-employee Directors, each of whom has been determined by the Board to be “independent” meeting the independence requirements of the Listing Rules of NASDAQ and the SEC. The Board has determined, based upon an interview of Martha Agee and a review of Ms. Agee’s responses to a questionnaire designed to elicit information regarding her experience in accounting and financial matters, that Ms. Agee shall be designated as an “Audit Committee financial expert” within the meaning of Item 401(e) of SEC Regulation S-K, as Ms. Agee has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in her financial sophistication. The Audit Committee assists the Board’s oversight of the integrity of the Company’s financial reports, compliance with legal and regulatory requirements, the qualifications and independence of the Company’s independent registered public accounting firm, the audit process, and internal controls. The Audit Committee operates pursuant to a written charter adopted by the Board. The Audit Committee is responsible for overseeing the corporate accounting and financing reporting practices, recommending the selection of the Company’s registered public accounting firm, reviewing the extent of non-audit services to be performed by the auditors, and reviewing the disclosures made in the Company’s periodic financial reports. The Audit Committee also reviews and recommends to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

Following the end of the fiscal year ended September 30, 2014, the Audit Committee (1) reviewed and discussed the audited financial statements for the fiscal year ended September 30, 2014 with Company management; (2) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards , Vol. 1. AU section 380), as adopted by the PCAOB in Rule 3200T; and (3) received the written disclosures and the letters from the independent accountants required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent accountants their independence.

Based on the review and discussions referred to above, the Audit Committee had recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2014 for filing with the SEC.

/s/ The Audit Committee
Martha C. Agee, Chair
Chunzhi Zhang
Jianjun He

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning all compensation awarded to, earned by or paid to Xiangqian Li, our Chief Executive Officer for services rendered in all capacities during fiscal years 2014 and 2013. No other executive officers received total compensation in excess of $100,000 in either fiscal year.

			Stock
			Awards	Option
Name and Principal Position	Year	Salary ($)(1)	($)(2)	Awards ($)(2)	Total ($)
Xiangqian Li, President, Chief Executive Officer	2014	39,044	-	-	39,044
	2013	38,776	-	-	38,776

(1) The amounts reported in this table have been converted from RMB to U.S. dollars based on the average conversion rate between the U.S. dollar and RMB for the applicable fiscal year, or $1.00 to RMB 6.1469 (fiscal year 2014 exchange rate), $1.00 to RMB 6.1894 (fiscal year 2013 exchange rate).

(2) The amounts represented in the stock and option awards columns reflect the compensation expense recognized by the Company determined pursuant to SFAS No. 168 “The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles, a replacement of FASB Statement No. 162” (“SFAS No. 168”), as superseded by The FASB Accounting Standards CodificationTM (“ASC”), now included in ASC Topic 718 (“ASC 718”), and no forfeitures are assumed. The assumptions used to calculate the value of option and restricted stock awards are set forth under Note 16 of the Notes to Consolidated Financial Statements of this annual report.

Summary of Employment Agreements

The base salary shown in the Summary Compensation Table is described in each named executive officer’s respective employment agreement. The material terms of those employment agreements are summarized below.

We entered into employment agreements with three-year initial terms with our named executive officers with standard employment agreements. We entered into the employment agreements with Mr. Li and Mr. Wenwu Wang on June 30, 2012 and August 28, 2014, respectively. Each of our standard employment agreements is automatically extended by a year at the expiration of the initial term and at the expiration of every one-year extension, until terminated in accordance with the termination provisions of the agreements, which are described below.

Our standard employment agreement permits us to terminate the executive’s employment for cause, at any time, without notice or remuneration, for certain acts of the executive, including but not limited to a conviction or plea of guilty to a felony, negligence or dishonesty to our detriment and failure to perform agreed duties after a reasonable opportunity to cure the failure. An executive may terminate his employment upon one month’s written notice if there is a material reduction in his authority, duties and responsibilities or if there is a material reduction in his annual salary before the next annual salary review. Furthermore, we may terminate the executive’s employment at any time without cause by giving one month’s advance written notice to the executive officer. If we terminate the executive’s employment without cause, the executive will be entitled to a termination payment of up to three months of his or her then base salary, depending on the length of such executive’s employment with us. Specifically, the executive will receive salary continuation for: (i) one month following a termination effective prior to the first anniversary of the effective date of the employment agreement; (ii) two months following a termination effective prior to the second anniversary of the effective date; and (iii) three months following a termination effective prior to or any time after the third anniversary of the effective date. The employment agreements provide that the executive will not participate in any severance plan, policy, or program of the Company.

Our standard employment agreement contains customary non-competition, confidentiality, and non-disclosure covenants. Each executive officer has agreed to hold, both during and after the employment agreement expires or is earlier terminated, in strict confidence and not to use, except as required in the performance of his duties in connection with the employment, any confidential information, technical data, trade secrets and know-how of our company or the confidential information of any third party, including our affiliated entities and our subsidiaries, received by us. The executive officers have also agreed to disclose in confidence to us all inventions, designs and trade secrets which they conceive, develop or reduce to practice and to assign all right, title and interest in them to us. In addition, each executive officer has agreed to be bound by non-competition restrictions set forth in his or her employment agreement. Specifically, each executive officer has agreed not to, while employed by us and for a period of one year following the termination or expiration of the employment agreement,

•	approach our clients, customers or contacts or other persons or entities, and not to interfere with the business relationship between us and such persons and/or entities;

•	assume employment with or provide services as a director for any of our competitors, or engage in any business which is in direct or indirect competition with our business; or

•	solicit the services of any of our employees.

Outstanding Equity Awards at Fiscal Year-End 2014

There were no equity awards outstanding as of September 30, 2014 that were granted to our named executive officers. Our Chief Executive Officer, Mr. Li was granted an option to purchase 216,000 shares of our common stock on May 29, 2008 under the Stock Option Plan. The option is subject to a three-year vesting schedule, with the first 1/12 vesting on the last day of the full fiscal quarter following the date of grant (September 30, 2008), and the remaining 11/12 vesting in eleven equal installments on the last day of each following fiscal quarter. The exercise price is $20.9. The option expired on May 28, 2013. Mr. Li was also granted 100,000 restricted shares of the Company’s common stock, par value $0.001, under the Stock Option Plan. The restricted stock is subject to a five-year vesting schedule. All of the restricted stock has been vested in twenty equal quarterly installments on the first day of each fiscal quarter beginning on October 1, 2009.

Compensation of Directors

Under our Compensation Plan for Non-Employee Directors, or the Directors Plan, each eligible non-employee director of the Company may receive an annual retainer fee. Pursuant to the Directors Plan, the annual retainer fee under the Directors Plan is subject to adjustments determined by our Board from time to time. Each independent director is also eligible to be granted 5,000 restricted shares of our common stock for serving as a director.

In December 2010, our Board of Directors unanimously approved a change in the annual retainer fee for independent directors in accordance with the Directors Plan. Effective January 1, 2011, our independent directors will be paid an annual retainer fee of $45,000. As was previously our policy, the chair of the Audit Committee will continue to receive an additional $5,000 in recognition of the added responsibility of this position. In connection with this change, the Board unanimously determined that the independent directors will no longer receive an annual issuance of restricted shares under the Directors Plan. Each of the independent directors has waived all rights to such annual issuances, including with respect to 2,500 of the shares that were to be issued to each of the independent directors during calendar year 2011 in connection with their grants on July 1, 2010.

Effective October 1, 2012, each of our independent directors will be paid an annual retainer fee of $61,000. The chair of the Audit Committee will receive an additional $9,000 in recognition of the added responsibility of this position.

In June 2013, due to the financial situation of the Company, each of the independent directors agreed to reduce their annual retainer fee to $20,000, effective from the quarter ended June 30, 2013.

The following table sets forth the total compensation earned by our non-employee directors during our fiscal year ended September 30, 2014:

	Fees
	Earned or
Name	Paid in	Stock	Total ($)
	Cash ($)	Awards ($)
Chunzhi Zhang	20,000	-	20,000
Martha C. Agee	20,000	-	20,000
Jianjun He	20,000	-	20,000

We do not maintain a medical, dental or retirement benefits plan for the directors.

We have not compensated, and will not compensate, our non-independent directors, Mr. Xiangqian Li and Mr. Guosheng Wang, for serving as our directors, although they are entitled to reimbursements for reasonable expenses incurred in connection with attending our board meetings.

The directors may determine remuneration to be paid to the directors with interested members of the Board refraining from voting. The Compensation Committee will assist the directors in reviewing and approving the compensation structure for the directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under U.S. securities laws, directors, certain executive officers and persons beneficially owning more than 10% of our Common Stock must report their initial ownership of the Common Stock, and any changes in that ownership, to the SEC. The SEC has designated specific due dates for these reports. Based solely on our review of copies of such reports filed with the SEC and written representations of our directors and executive offers, we believe that all persons subject to reporting filed the required reports on time in fiscal year 2014.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Transactions with Related Persons

We have a one-year term outstanding short-term bank loan of $4.9 million from Bank of Dandong bearing a fixed interest rate at 7.8% per annum. The loan is guaranteed by Shenzhen BAK Battery Co., Ltd (“Shenzhen BAK”), our former subsidiary and Mr. Xiangqian Li, our CEO. Mr. Li did not receive and is not entitled to receive any consideration for the above-referenced guarantees. We are not independently obligated to indemnify any of those guarantors for any amounts paid by them pursuant to any guarantee.

After the foreclosure of BAK International Limited and its subsidiaries effective on June 30, 2014, our former subsidiaries owed us a sum of $17,844,674. As of September 30, 2014, our former subsidiaries had:

(i)	repaid $876,240 in cash to us;

(ii)	passed us title to property, plant and equipment with a total carrying amount of $4,268,397;

(iii)	provided us inventories with a total carrying amount of $3,299,456; and

(iv)	paid $558,577 to our subcontractors on our behalf.

As of September 30, 2014, our former subsidiaries, Shenzhen BAK and BAK International (Tianjin) Ltd. (“BAK Tianjin”) owed us aggregate amount of $9,117,445 which were interest-free, unsecured and repayable on demand.

As of September 30, 2014, we obtained an advance from Tianjin BAK New Energy Research Institute Co., Ltd, a related party under the common control of Mr. Xiangqian Li, our CEO, of $651,657 which was interest-free, unsecured and repayable on demand.

Promoters and Certain Control Persons

We did not have any promoters at any time during the past five fiscal years.

PROPOSAL 2. – RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The consolidated balance sheets of the Company as of September 30, 2012, and the related consolidated statements of operations and comprehensive loss, shareholders’ equity, and cash flows for the year ended September 30, 2012, were audited by PKF, Certified Public Accountants, Hong Kong, China, a member firm of PKF International Limited network of legally independent firms (“PKF”). As the Company disclosed in the Current Report on Form 8-K, filed with the SEC on January 8, 2013, PKF resigned as the Company’s the independent registered public accounting firm on January 2, 2013. On January 16, 2013, the Audit Committee appointed Crowe Horwath (HK) CPA Limited (“Crowe Horwath”) as the Company’s independent registered public accounting firm for the fiscal year ended September 30, 2013. Crowe Horwath served as our company’s independent registered public accountants for fiscal years 2014 and 2013 and reported on our company’s consolidated financial statements for such years.

The Audit Committee has selected Crowe Horwath to serve as the Company’s independent auditors for the fiscal year ending September 30, 2015. We are asking our stockholders to ratify our company’s selection of Crowe Horwath as our independent registered public accountants at the Annual Meeting. Although ratification is not required by our amended and restated bylaws or otherwise, the Board of Directors is submitting the selection of Crowe Horwath to our stockholders for ratification as a matter of good corporate governance practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our company and our stockholders.

One or more representatives of Crowe Horwath are expected to be present at the Annual Meeting. They will have an opportunity to make a statement and will be available to respond to appropriate questions.

Independent Registered Public Accounting Firm’s Fees and Services

Audit Fees

Crowe Horwath has billed us $102,000 and $392,000 in the aggregate for the fiscal years ended September 30, 2013 and 2014, respectively for professional services rendered for the audit of our fiscal years 2013 and 2014 annual financial statements, including reviews of the interim financial statements included in our quarterly reports on Form 10-Q and assistance with the Securities Act filings.

PKF billed us $143,000 in the aggregate for the fiscal year ended September 30, 2013 for professional services rendered to audit our annual financial statements, and to review the interim financial statements included in our quarterly reports on Form 10-Q with the Securities Act filings.

Audit-Related Fees

We did not engage Crowe Horwath to provide assurance or related services during the last two fiscal years.

Tax Fees

We did not engage our principal accountants to provide tax compliance, tax advice or tax planning services during the last two fiscal years.

All Other Fees

We did not engage our principal accountants to render services to us during the last two fiscal years, other than as reported above.

Pre-Approval Policies and Procedures

All auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by our independent auditor must be approved by the Audit Committee in advance, except non-audit services (other than review and attestation services) if such services fall within exceptions established by the SEC. The Audit Committee will pre-approve any permissible non-audit services to be provided by the Company’s independent auditors on behalf of the Company that do not fall within any exception to the pre-approval requirements established by the SEC. The Audit Committee may delegate to one or more members the authority to pre-approve permissible non-audit services, but any such delegate or delegates must present their pre-approval decisions to the Audit Committee at its next meeting. All of our accountants’ services described above were pre-approved by the Audit Committee or by one or more members under the delegate authority described above.

Required Vote

Ratification of Crowe Horwath as our company’s independent registered public accountant for the fiscal year ending September 30, 2015 requires the affirmative vote of a majority of the shares of the common stock present in person or represented by proxy and entitled to vote on the matter (assuming a quorum is present). Abstentions will have the same effect as a vote against the proposal, and broker “non-votes” may be voted at the discretion of the broker holding the shares.

Recommendation of the Board

The Board of Directors recommends a vote FOR ratification of the selection of Crowe Horwath as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2015.

PROPOSAL 3. – APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION TO
INCREASE THE AUTHORIZED COMMON STOCK TO 500,000,000 SHARES

On April 10, 2015, the Company’s Board of Directors approved, subject to receiving shareholder approval, an amendment to the Company’s Articles of Incorporation to increase the authorized number of shares of Common Stock from 20,000,000 to 500,000,000 shares of Common Stock. A copy of the Certificate of Amendment to Articles of Incorporation is attached herein as Appendix A to this proxy statement (the “Certificate of Amendment”). If this proposal is approved by our stockholders, we intend to promptly file the Certificate of Amendment with the State of Nevada, which will become effective upon the filing.

Reasons for the Increase in Authorized Common Stock of the Company

The Board of Directors believes that it is in the best interests of the Company and stockholders to increase the number of authorized shares of Common Stock in order to have additional authorized but unissued shares available for issuance to meet business needs as they arise. We currently have only 7,380,403 shares of authorized but unissued shares of Common Stock. The Board of Directors believes that the proposed increase in the number of authorized shares of Common Stock is essential to facilitate our ability to develop our technology, raise capital to fund our operations and compensate our employees. The shares proposed for authorization could be used, among other things, to increase funding through potential equity transactions with institutional or other investors, to help secure commercial agreements with potential partners who might seek to acquire an equity interest as part of their overall business arrangement with us, or to possibly acquire other businesses, as well as for other bona fide corporate purposes. If our stockholders do not approve this proposal to increase the number of authorized shares of Common Stock, we believe that we will be substantially limited in our ability to advance our operational and strategic plans.

The increased number of authorized shares of Common Stock will be available for issuance from time to time for such purposes and consideration as the Board of Directors may approve and no further approval by our stockholders will be required, except as may be required by applicable law or the rules of any national securities exchange or market on which our Common Stock will be listed. The availability of additional shares for issuance, without the delay and expense of obtaining the approval of our stockholders at a subsequent meeting, will afford us greater flexibility in acting upon proposed transactions.

Effects of the Increase in Authorized Common Stock of the Company

The increase in authorized Common Stock will not have any immediate effect on the rights of our existing stockholders. To the extent that additional authorized shares are issued in the future, they would decrease our existing stockholders’ percentage equity ownership in the Company and, depending on the price at which they are issued, may be dilutive to existing stockholders. The additional shares of Common Stock for which authorization is sought would have identical rights, preferences and privileges to the shares of our Common Stock authorized prior to approval of this proposal. Holders of our Common Stock do not have preemptive rights to subscribe to additional securities that may be issued by us, which means that current stockholders do not have a prior right to purchase any new issue of our capital stock in order to maintain their proportionate ownership thereof.

The increase in the number of authorized shares of our Common Stock may facilitate certain other anti-takeover devices that may be advantageous for our management to attempt to prevent or delay a change of control. For example, our Board of Directors could cause additional shares to be issued to a holder or holders who might side with the Board of Directors in opposing a takeover bid. Additionally, the existence of such shares might have the effect of discouraging any attempt by a person or entity, through an acquisition of a substantial number of shares of our Common Stock, to acquire control of the Company, since the issuance of such shares could dilute the Common Stock ownership of such person or entity. Employing such devices may adversely impact stockholders who desire a change in management, or who desire to participate in a tender offer or other sale transaction involving the Company.

No Dissenters’ Rights

Under the Nevada Revised Statutes, holders of shares of Common Stock are not entitled to dissenters’ rights with respect to any aspect of this proposal, and we will not independently provide holders with any such right.

Required Vote

Approval of the above proposal requires the affirmative vote of a majority of the outstanding voting power of our Common Stock as of the Record Date.

Recommendation of the Board

The Board of Directors recommends a vote FOR adoption of this proposal.

PROPOSAL 4. – APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION TO
AUTHORIZE THE ISSUANCE OF UP TO 10,000,000 SHARES OF PREFERRED STOCK

On April 10, 2015, the Company’s Board of Directors approved, subject to receiving shareholder approval, an amendment to the Company’s Articles of Incorporation to authorize 10,000,000 shares of Preferred Stock, which may be issued in one or more series, with such rights, preferences, privileges and restrictions as shall be fixed by the Board from time to time. A copy of the Certificate of Amendment is attached herein as Appendix A to this proxy statement. If this proposal is approved by our stockholders, we intend to promptly file the Certificate of Amendment with the State of Nevada, which will become effective upon the filing.

Reasons for the Authorization of Blank Check Preferred Stock

The term blank check” preferred stock refers to stock for which the designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof are determined by the board of directors of a company. The Board of Directors has the flexibility to create one or more series of preferred stock, from time to time, and to determine the relative rights, preferences, powers and limitations of each series, including, without limitation: (i) the number of shares in each series, (ii) whether a series will bear dividends and whether dividends will be cumulative, (iii) the dividend rate and the dates of dividend payments, (iv) liquidation preferences and prices, (v) terms of redemption, including timing, rates and prices, (vi) conversion rights, (vii) any voting rights and (viii) any other relative, participating, optional or other special rights, preferences, powers, qualifications, limitations or restrictions.

Upon filing of the Certificate of Amendment with the Nevada Secretary of State, contingent upon receiving the approval of our stockholders, the Board of Directors will be able to authorize the designation and issuance of up to 10,000,000 shares of Preferred Stock in one or more series with such limitations and restrictions as may be determined in the sole discretion of the Board, with no further authorization by shareholders required for the creation and issuance thereof. When required by law and in accordance with the Nevada Revised Statutes of the State of Nevada (“Nevada Revised Statutes”), the Board of Directors will have the express authority to execute, acknowledge and file a certificate of designations setting forth, any and all powers, designations, preferences, rights, qualifications, limitations or restrictions on the Preferred Stock.

The Board believes that the authorization of shares of Preferred Stock is desirable because it will provide the Company with increased flexibility of action to meet future business requirements through equity financings or acquisition of other companies without the delay and expense on obtaining further shareholder approvals. The authorization of blank check preferred stock will also improve the Company’s ability to attract needed investment capital, as various series of the Preferred Stock may be customized to meet the needs of any particular transaction or market conditions.

Effects of the Authorization of Blank Check Preferred Stock

The issuance of shares of Preferred Stock may adversely affect the rights of the holders of Common Stock. If the Company issues Preferred Stock, such Preferred Stock will include certain designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions, any of which may dilute the voting power and economic interest of the holders of the Common Stock. For example, in the absence of a proportionate increase in the Company’s earnings and book value, an increase in the aggregate number of outstanding shares caused by the issuance of Preferred Stock would dilute the earnings per share and book value per share of all outstanding shares of Common Stock. In addition, in a liquidation, the holders of the Preferred Stock may be entitled to receive a certain amount per share of Preferred Stock before the holders of the Common Stock receive any distribution. The holders of Preferred Stock may also be entitled to a certain number of votes per share of Preferred Stock and such votes may dilute the voting rights of the holders of Common Stock when the Company seeks to take corporate action. A series of Preferred Stock also may be convertible into shares of Common Stock. Furthermore, Preferred Stock could be issued with certain preferences over the holders of Common Stock with respect to dividends or the power to approve the declaration of a dividend.

The issuance of shares of Preferred Stock may also have the effect of discouraging or thwarting persons seeking to take control of the Company through a tender offer, proxy fight or otherwise or seeking to bring about removal of incumbent management or a corporate transaction such as a merger. The issuance of shares of Preferred Stock in a public or private sale, merger or in a similar transaction may, depending on the terms of the series of Preferred Stock dilute the interest of a party seeking to take over the Company. Further, the authorized Preferred Stock could be used by the Board for adoption of a shareholder rights plan or “poison pill.”

There are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of Common Stock or Preferred Stock which are to be authorized. The Board did not propose this amendment to the Articles of Incorporation of the Company for the purpose of discouraging mergers, tender offers, proxy contests, solicitation in opposition to management or other changes in control. We are not aware of any specific effort to accumulate our Common Stock or obtain control of us by means of a merger, tender offer, solicitation or otherwise. We have no present intention to use the increased number of authorized shares of Common Stock or creation of the blank check Preferred Stock in response to, or for the purpose of deterring, any effort to obtain control of the Company or as an anti-takeover measure.

No Dissenters’ Rights

Under the Nevada Revised Statutes, holders of shares of Common Stock are not entitled to dissenters’ rights with respect to any aspect of this proposal, and we will not independently provide holders with any such right.

Required Vote

Approval of the above proposal requires the affirmative vote of a majority of the outstanding voting power of our Common Stock as of the Record Date. Abstentions will have the same effect as a vote against the proposal, and broker “non-votes” may not be voted at the discretion of the broker holding the shares.

Recommendation of the Board

The Board of Directors recommends a vote FOR adoption of this proposal.

PROPOSAL 5. - APPROVAL OF THE SECOND AMENDMENT TO THE COMPANY’S STOCK OPTION PLAN

Background

In May 2005, the Board adopted the China BAK Battery, Inc. Stock Option Plan (the “Plan”). The Plan provides for equity-based awards to employees, non-employee directors, and certain non-employee advisors of the Company. The Company may grant stock options and restricted Common Stock to eligible participants under the Plan. On July 25, 2008, the Company’s stockholders approved certain amendment to the Plan, including increasing the total number of shares available for issuance under the Plan to 8,000,000. As a result of the one-for-five reverse stock split effective on October 26, 2012, the total number of shares available for issuance under the Plan was reduced to 1,600,000.

As of April 20, 2015, approximately 1.1 million shares remained available for issuance pursuant to future awards.

The Proposal

The Board of Directors has adopted a resolution to amend Section 1.7 of the Plan to provide that if an option terminates without being wholly exercised, new options or restricted stock may be granted hereunder covering the number of shares to which such option termination relates (the “Amendment No. 2”). Section 1.7 of the Plan currently provides that only new options may be granted in this case.

Reasons for the Amendment

The amendment would provide more flexibility to the Company to continue to grant equity awards to its employees, directors and agents under the Plan, as amended (the “Amended Plan”). The Company may decide the type of equity award based on various factors, such as the market condition, the Company’s overall performance and potential tax consequences. The continued success of the Company depends on its ability to attract and retain directors and employees who are highly qualified and motivated. The Board of Directors believes that the Amended Plan promotes this objective by giving participants an opportunity to share in the success of the Company through equity ownership. The Amended Plan also is designed to create an identity of interests between the Company’s directors and employees and its stockholders by providing participants with appropriate incentives to build stockholder value.

Summary of the Amended Plan

Below is a summary of the principal provisions of the Amended Plan, which summary is qualified in its entirety by reference to the full text of the Amendment No. 2, which is attached as Appendix B to this Proxy Statement, and the Plan (as amended to date), which is attached as Appendix C to this Proxy Statement. The Amended Plan is identical to the Plan, except for the amendment to Section 1.7. All terms used in the Summary but not defined herein have the meanings assigned to such terms in the Amended Plan.

Purpose. The purpose of the Amended Plan is to promote the growth and general prosperity of the Company by permitting the Company to grant options to purchase Common Stock and restricted Common Stock of the Company to key employees, nonemployee directors, and advisors. The Amended Plan is designed to help the Company and its subsidiaries and affiliates attract and retain superior personnel for positions of substantial responsibility and to provide key employees, nonemployee directors, and advisors with an additional incentive to contribute to the success of the Company.

Options and Stock Granted Under the Amended Plan. If an option terminates without being wholly exercised, new options or restricted stock may be granted hereunder covering the number of Amended Plan Shares to which such option termination relates.

Eligibility. Employees, nonemployee directors and advisors (individuals who are neither employees nor directors who perform substantial bona fide services to the Company) are eligible to participate in the Plan.

Administration. Administration of the Amended Plan is charged to a committee or committees appointed by the Board (the “Committee”). The Compensation Committee of the Board currently serves as the Committee of the Plan. The Committee has sole discretion and authority to determine which participants shall be granted options or restricted shares and the terms of such grants, to interpret the Amended Plan and any option or restricted stock agreement, to prescribe, amend and rescind any rules and regulations necessary or appropriate for the administration of the Plan, to modify or amend any option or restricted stock agreement or waive any conditions or restrictions applicable to any options (or the exercise thereof) or restricted stock, and to make all other determinations necessary or advisable for the administration of the Plan.

Limitation on Issuances of Amended Plan Shares. The maximum aggregate number of shares of Common Stock which may be issued under the Amended Plan shall during any given calendar year not exceed 5% of the total outstanding shares of the Company’s Common Stock during such calendar year.

Restricted Stock. The Committee shall have sole and complete authority to determine to whom shares of restricted stock shall be granted, the number of shares of restricted stock to be granted to each participant, the duration of the period during which, and the conditions under which, the restricted stock may be forfeited to the Company, and the other terms and conditions of such restricted stock. Dividends and other distributions paid on or in respect of any shares of restricted stock may be paid directly to the participant, or may be reinvested in additional shares of restricted stock as determined by the Committee in its sole discretion.

Adjustments Upon Changes in Capitalization. If the outstanding Common Stock is increased, decreased, changed into, or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or any other increase, or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company (but not including conversion of convertible securities issued by the Company), an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which options may be granted under the Plan. A corresponding adjustment changing the number or kind of shares allocated to unexercised options or portions thereof that shall have been granted prior to any such change shall likewise be made. Any such adjustment in outstanding options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the options, but with a corresponding adjustment in the price for each share covered by the options.

Amendment and Termination. The Amended Plan shall terminate on May 17, 2055, unless provided otherwise in an agreement between the Company and an optionee with respect to one or more options. No option shall be granted under the Amended Plan after the date of termination. The Committee may at any time amend or revise the terms of the Plan, including the form and substance of option agreements to be used in connection herewith; provided that no amendment or revision may be made without the approval of the stockholders of the Company if such approval is required under applicable law or rule. No amendment, suspension or termination of the Amended Plan shall, without the consent of the individual who has received an option, alter or impair any of that individual’s rights or obligations under any option granted under the Amended Plan prior to that amendment, suspension or termination.

Purchase Price. The purchase price for shares acquired pursuant to the exercise, in whole or in part, of any option shall not be less than fair market value at the time of the grant of the option, where “fair market value” means such value as determined by the Committee on the basis of such factors as it deems appropriate on the basis of the reported sales prices for the Common Stock over a ten business day period ending on the date for which such determination is relevant, as reported on the Nasdaq National Market System; provided that, with respect to U.S. taxpayers, “fair market value” shall mean the closing price of the Common Stock as reported on the Nasdaq National Market System on the date of grant or, if the Common Stock is not listed, the average of the bid and asked priced of the Common Stock on the date of grant.

Effect of Optionees’ Rights Upon Termination of Employment or Service with the Company. In the event an optionee ceases to be an employee, nonemployee director or advisor for any reason other than death, permanent disability or misconduct, unless provided in an option agreement or in connection with a corporate transaction (described below), then, the unvested portion of such optionee’s option shall terminate immediately and cease to remain outstanding and the vested portion shall immediately terminate at the beginning of the 31st day following termination of optionee’s service.

Effect of Optionees’ Rights Upon Death, Permanent Disability or Misconduct. In the event an optionee ceases to serve as an employee, nonemployee director or advisor due to death, permanent disability or misconduct, the optionee’s options may be exercised as follows:

Death. Except as otherwise limited by the Committee at the time of the grant of an option, if an optionee dies while serving as, or within three months after ceasing to be, an employee, nonemployee director or advisor, his or her option shall become fully exercisable on the date of his or her death and shall expire 12 months thereafter, unless by its terms it expires sooner or unless the Committee agrees, in its sole discretion, to further extend the term of such option.

Disability. If an optionee ceases to serve as an employee, nonemployee director or advisor as a result of permanent disability, his or her option shall become fully exercisable and shall expire 12 months thereafter, unless by its terms it expires sooner or, unless the Committee agrees, in its sole discretion, to extend the term of such option.

Misconduct. Should the optionee cease to be an employee, nonemployee director or advisor because of misconduct, his or her option, whether vested or unvested, shall terminate immediately.

Corporate Transactions. In the event of any Corporate Transaction (defined below), each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of Corporate Transaction, become fully exercisable. However, an outstanding option shall not so accelerate if: (i) such option is either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation or (iii) the acceleration of such option is subject to other limitations imposed by the Committee at the time of the option grant.

A “Corporation Transaction” is defined under the Amended Plan as either of the following stockholder-approved transactions to which the Company is a party: (i) a merger or consolidation in which securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities are transferred to a person or person different from the persons holding those securities immediately prior to such transaction or (ii.) the sale, transfer or other disposition of all or substantially all of the Company’s assets in complete liquidation or dissolution of the Company.

Immediately following the consummation of the Corporate Transaction, all outstanding Options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) as provided in Section VII of the Plan. The Committee shall have the discretion (i) to provide that any options which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time shall automatically accelerate in the event the optionee’s service should subsequently terminate by reason of an involuntary termination within 18 months following the effective date of such Corporate Transaction and (ii) to provide for the automatic acceleration of one or more outstanding options upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed or replaced in the Corporation Transaction.

Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Committee shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Committee in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Committee may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

Certain U.S. Federal Income Tax Consequences

Following is a brief summary of the United States federal income tax consequences for optionees who are granted nonqualified stock options (“NSO”) under the Stock Option Plan and who are subject to tax in the United States. This summary does not purport to address all tax considerations that are relevant. State, local, foreign and other taxes may differ. Each optionee is urged to consult his or her own tax advisor as to the specific tax consequences to such participant of the grant of an option, the vesting or exercise of an option, and the disposition of shares that may be issued pursuant to an option.

Generally, an optionee will not recognize income, and the Company is not entitled to a deduction, upon a grant of a NSO. On exercise, an optionnee will recognize as ordinary income the difference between the exercise price and the fair market value of the shares on the exercise date, unless the shares are subject to any restrictions on the optionnee's ownership or disposition thereof. At the time the optionee recognizes income, the Company is entitled to a deduction equal to the amount of income recognized by the optionee, assuming the deduction is allowed by section 162(m) of the Internal Revenue Code of 1986, as amended. Upon sale of the shares, the optionee will recognize long-term or short-term capital gain or loss depending on the sale price and holding period of the shares.

New Plan Benefits

The awards, if any, that will be made to eligible participants under the Amended Plan are subject to the discretion of its administrator, and thus the Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to its executive officers, employees and directors under the Amended Plan. Therefore, the New Benefits Table is not provided.

Vote Required

The approval of the amendment to the Company’s Stock Option Plan requires the affirmative vote of a majority of the shares of the common stock present in person or represented by proxy and entitled to vote on the matter (assuming a quorum is present).

Recommendation of the Board of Directors

The Board recommends that the stockholders vote “FOR” the approval of this proposal.

PROPOSAL 6 - APPROVAL OF THE CHINA BAK BATTERY, INC. 2015 EQUITY INCENTIVE PLAN

In light of the limited amount of shares available for future issuance under our Stock Option Plan, our stockholders are being asked to approve the 2015 Equity Incentive Plan (the "Equity Incentive Plan") which will be used to provide stock-based compensation to our employees, directors and consultants. Both our Compensation Committee and Board of Directors have approved the Equity Incentive Plan, subject to stockholder approval at the Annual Meeting. The Equity Incentive Plan is subject to the approval of Proposal No. 3 regarding the increase of our authorized number of shares available for issuance from 20,000,000 to 500,000,000 shares of Common Stock. If our stockholders do not approve the Equity Incentive Plan, or if Proposal 3 is not approved, we will not implement the Equity Incentive Plan.

The Equity Incentive Plan is intended to allow the Company to obtain and retain the services of the types of employees, consultants and directors who will contribute to the Company’s long range success and to provide incentives that are linked directly to increases in share value which will inure to the benefit of all of our stockholders.

The Equity Incentive Plan became effective upon approval by the Board of Directors, but no award under the Equity Incentive Plan may be exercised or settled (or, in the case of stock awards, granted) until the Equity Incentive Plan is approved by the stockholders of the Company.

The following summary of the material features of the Equity Incentive Plan is qualified in its entirety by reference to the Equity Incentive Plan, a copy of which is attached as Appendix D. Unless otherwise defined, capitalized terms in this summary have the same meanings as provided in the Equity Incentive Plan.

Summary of the Equity Incentive Plan

Purpose. The purposes of the Equity Incentive Plan are to promote the long-term growth and profitability of the Company and its Affiliates by stimulating the efforts of Employees, Directors and Consultants of the Company and its Affiliates who are selected to be participants, aligning the long-term interests of participants with those of shareholders, heightening the desire of participants to continue in working toward and contributing to our success, attracting and retaining the best available personnel for positions of substantial responsibility, and generally providing additional incentive for them to promote the success of our business through the grant of Awards of or pertaining to our Common Stock. The Equity Incentive Plan permits the grant of ISOs, NSOs, Restricted Shares, Restricted Share Units, Share Appreciation Rights, Performance Units and Performance Shares as the Administrator may determine.

Administration. The Equity Incentive Plan may be administered by our Board or a committee. The Equity Incentive Plan is currently being administered by our Compensation Committee. The Administrator has the authority to determine the specific terms and conditions of all Awards granted under the Equity Incentive Plan, including, without limitation, the number of Common Stock subject to each Award, the price to be paid for the Common Stock and the applicable vesting criteria. The Administrator has discretion to make all other determinations necessary or advisable for the administration of the Equity Incentive Plan.

Eligibility. NSOs, Restricted Shares, Restricted Share Units, Share Appreciation Rights, Performance Units and Performance Shares may be granted to Employees, Directors or Consultants either alone or in combination with any other Awards. ISOs may be granted only to employees of the Company, and of any Parent or Subsidiary.

Effect of Termination of Employment, Etc. Except for in connection with a Change of Control, unless the Administrator in its sole discretion shall at any time determine otherwise with respect to any Award, if the Participant’s employment or other association with the Company and its Affiliates ends for any reason, including because of the Participant’s employer ceasing to be an Affiliate, (a) any outstanding Options or SARs of the Participant shall cease to be exercisable in any respect not later than three (3) months following that event and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event, and (b) any other outstanding Award of the Participant shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the award agreement. Military or sick leave or other bona fide leave shall not be deemed a termination of employment or other association, provided that it does not exceed the longer of three (3) months or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or by contract.

Shares Available for Issuance Under the Equity Incentive Plan. Subject to adjustment as described below, (a) the maximum aggregate number of Shares that may be issued under the Equity Incentive Plan is 10,000,000 shares of Common Stock, (b) to the extent consistent with Section 422 of the Code, not more than an aggregate of 10,000,000 shares of Common Stock may be issued under ISOs, and (c) not more than 1,000,000 shares of Common Stock (or for Awards denominated in cash, the Fair Market Value of 1,000,000 shares of Common Stock on the Grant Date), may be awarded to any individual Participant in the aggregate in any one fiscal year of the Company, such limitation to be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Code Section 162(m). The number and class of shares available under the Equity Incentive Plan are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, share splits, share dividends, or other similar events which change the number or kind of shares outstanding.

Vesting and Option Periods. The Administrator, in its sole discretion, may impose vesting schedules, limitations on transferability and forfeiture conditions on any Award granted under the Equity Incentive Plan as it may deem advisable or appropriate, on the basis of such conditions, including but not limited to, achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued status as a Service Provider), or any other basis the Administrator may determine in its discretion. The Administrator, in its discretion, may accelerate the time at which any such restrictions will lapse or be removed. The Administrator may, in its discretion, also provide for such complete or partial exceptions to an employment or service restriction as it deems equitable. Unless terminated sooner in accordance with the Equity Incentive Plan, each Option shall expire either ten (10) years after the Grant Date, or after a shorter term as may be fixed in the award agreement.

Option Grants. An Option is the right to purchase our Common Stock at a future date at a specified price. Options granted under the Equity Incentive Plan may be either ISOs, within the meaning of Code section 422, or NSOs (i.e., options not intended to qualify as ISOs). The Administrator determines the terms of each Option at the time of grant, including the number of Common Stock covered by, the exercise price of, and the conditions and limitations applicable to the exercise of each Option (including vesting criteria); provided that (i) the exercise price of an Option may not be less than the Fair Market Value of a share of Common Stock or the par value of a share of Common Stock on the grant date and the term may not exceed ten years, (ii) ISOs may only be granted to Employees; (iii) if the optionee owns more than 10% of the total combined voting power of all classes of our shares, the exercise price of an ISO may not be less than 110% of the Fair Market Value of a share of Common Stock on the grant date and the option term may not exceed five years. To the extent that the aggregate Fair Market Value of the shares underlying ISOs that first become exercisable in any calendar year exceeds $100,000, such options will be treated as NSOs.

The Equity Incentive Plan permits the following forms of payment of the exercise price of Options:

•	cash or check;

•	to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, a promissory note;

•

other Common Stock, provided the Common Stock has a Fair Market Value on the date of exercise of the Option equal to the aggregate exercise price for the Common Stock as to which said Option will be exercised (such Common Stock will be repurchased by the Company at a repurchase price equal to their Fair Market Value);

•

to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, in accordance with any broker- assisted cashless exercise procedures approved by the Company and as in effect from time to time;

•

by requesting the Company to withhold such number of Common Stock then issuable upon exercise of the Option that have an aggregate Fair Market Value equal to the exercise price for the Option being exercised;

•	any combination of the foregoing; or

•	such other consideration and method of payment for the issuance of Common Stock to the extent permitted by Applicable Laws.

Restricted Share Awards. The Administrator may, in its discretion, award Restricted Shares to Service Providers and may determine the number of Common Stock awarded and the terms and conditions (including vesting criteria) of, and the amount of payment (which may not be less than par value per share of Common Stock) to be made by the recipient for such Restricted Shares. During the Period of Restriction, Restricted Shares shall be subject to vesting or forfeiture (including a right of the Company to repurchase Restricted Shares at less than the then Fair Market Value per Share) arising on the basis of such conditions as the Administrator may determine in its sole discretion. Any such risk of forfeiture may be waived or terminated, or the Period of Restriction shortened, at any time by the Administrator on such basis as it deems appropriate. During the Period of Restriction, Service Providers holding Restricted Shares may exercise full voting rights with respect to those Common Stock and will be entitled to receive all dividends and other distributions paid with respect to such Common Stock. If any such dividends or distributions are paid in Common Stock, the Common Stock will be subject to the same restrictions on transferability and forfeitability as the Restricted Shares with respect to which they were paid. Except as provided in the Equity Incentive Plan, Restricted Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

Restricted Share Units. A Restricted Share Unit is the right to receive one share of Common Stock at the end of a specified period of time. The Administrator may, in its discretion, award Restricted Share Units to Service Providers in such number and upon such terms and conditions (including vesting criteria) as determined by the Administrator. During the Period of Restriction, Restricted Share shall be subject to vesting or forfeiture arising on the basis of such conditions as the Administrator may determine in its sole discretion. Any such risk of forfeiture may be waived or terminated, or the Period of Restriction shortened, at any time by the Administrator on such basis as it deems appropriate. The Administrator may, at its discretion, pay Restricted Share Units in cash, shares or a combination thereof. Restricted Share Units that are paid in cash will not reduce the number of shares available for issuance under the Equity Incentive Plan. On the date set forth in the award agreement, all unearned Restricted Share Units are forfeited to the Company.

Share Appreciation Rights. The Administrator may, in its discretion, award SARs to Service Providers in such number and upon such terms and conditions (including vesting criteria) as determined by the Administrator. The per share exercise price for the exercise of a SAR will be no less that the Fair Market Value or par value per share on the grant date. A SAR will expire upon the date determined by the Administrator, at its discretion, and set forth in the award agreement, provided that no SAR is exercisable on or after the fifth anniversary of the grant date. Upon exercise of a SAR, the recipient of the SAR is entitled to receive payment in an amount no greater than (i) the difference between the Fair Market Value of a share on the exercise date over the exercise price; times (ii) the number of shares with respect to which the SAR is exercised. At the discretion of the Administrator, the payment upon exercise of a SAR may be in cash, shares of equivalent value or some combination thereof.

Performance Units and Performance Shares. The Administrator may, in its discretion, award Performance Units or Performance Shares to Service Providers in such number and upon such terms and conditions as determined by the Administrator. Each Performance Unit will have an initial value established by the Administrator, at its discretion, on or before the grant date. Each Performance Share will have an initial value equal to the Fair Market Value of a share on the grant date. The Administrator shall, at its discretion, determine the performance objectives or other vesting provisions which will determine the number or value of the Performance Units or Performance Shares granted. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares will be entitled to receive a payout of the number of Performance Units or Performance Shares earned by the holder over the Performance Period as determined by the extent to which performance objectives were achieved. At the discretion of the Administrator, the payment upon earned Performance Units or Performance Shares may be in cash, shares of equivalent value or some combination thereof. On the date set forth in the award agreement, all unearned or unvested Performance Units or Performance Shares will be forfeited to the Company and again be available for grant under the Equity Incentive Plan.

Adjustments, Dissolution, Liquidation, Merger or Change in Control. In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, share split, reverse share split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the corporate structure of the Company, affecting the Common Stock occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended under the Equity Incentive Plan, shall adjust the number and kind of Common Stock that may be delivered under the Equity Incentive Plan and/or the number, class, and price of Common Stock covered by each outstanding Award.

In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

In the event of a Change in Control, any or all outstanding Awards may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to shareholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Common Stock of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event that the successor corporation does not assume or substitute for the Award, unless the Administrator provides otherwise, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and SARs, including Common Stock as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Shares and Restricted Share Units will lapse, and, with respect to Performance Shares and Performance Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or SAR is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or SAR will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or SAR will terminate upon the expiration of such period.

An Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

In the event of an involuntary termination of services of a Service Provider for any reason other than death, disability or cause within six (6) months following the consummation of a Change in Control, any of his or her Awards assumed or substituted in the Change in Control which are subject to vesting conditions and/or a right of repurchase in favor of the Company or a successor entity, shall accelerate in full. All such Accelerated Awards shall be exercisable for a period of one (1) year following termination, but in no event after expiration date of such Award.

Transferability. Unless otherwise provided in the Equity Incentive Plan or otherwise determined by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. However, the Administrator may, at or after the grant of an Award other than an ISO, provide that such Award may be transferred by the recipient to a “family member” (as defined in the Equity Incentive Plan); provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer shall be valid unless first approved by the Administrator, acting in its sole discretion, and as required by our Amended and Restated Articles of Association. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

Substitution and Assumption of Awards. The Administrator may make Awards under the Equity Incentive Plan by assumption, substitution or replacement of performance shares, phantom shares, share awards, share options, share appreciation rights or similar awards granted by another entity (including an Affiliate), if such assumption, substitution or replacement is in connection with an asset acquisition, share acquisition, merger, consolidation or similar transaction involving the Company (and/or its Affiliate) and such other entity. The Administrator may also make Awards under the Equity Incentive Plan by assumption, substitution or replacement of a similar type of award granted by the Company prior to the adoption and approval of the Equity Incentive Plan.

Repricing; Exchange and Buyout of Awards. The repricing or termination and subsequent repricing of Options or SARs at a lower purchase price per share of Common Stock than the original grant is permitted without prior shareholder approval. The Administrator may authorize the Company to issue new Option or SAR Awards in exchange for the surrender and cancellation of any or all outstanding Awards, subject to the consent of the Participant whose rights would be impaired. The Administrator may at any time repurchase Options with payment in cash, Common Stock or other consideration, based on such terms and conditions as the Administrator and the Participant shall agree.

Termination of, or Amendments to, the Equity Incentive Plan. The Board may at any time amend, alter, suspend or terminate the Equity Incentive Plan, provided that the Company will obtain shareholder approval of any Equity Incentive Plan amendment to the extent necessary and desirable to comply with Applicable Laws. No amendment, alteration, suspension or termination of the Equity Incentive Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Equity Incentive Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted prior to the date of such termination.

U.S. Federal Income Tax Consequences

The following is a brief summary of the United States federal income tax consequences relating to Awards granted under the Equity Incentive Plan for participants. This summary is based on the federal tax laws in effect as of the date of this Proxy Statement. The summary is limited to the federal income tax consequences for individuals who are U.S. citizens or residents for U.S. federal income tax purposes and the summary does not purport to address all tax considerations that are relevant. State, local, foreign and other taxes may differ. In addition, this summary assumes that all Awards are exempt from, or comply with, Internal Revenue Code section 409A. Each participant is urged to consult his or her own tax advisor as to the specific tax consequences to such participant of the grant of an Award, the vesting or exercise of an Award, and the disposition of shares that may be issued pursuant to an Award.

Incentive Share Options. Generally, a participant will not recognize income upon a grant or exercise of an ISO. At exercise, however, the excess of the Fair Market Value of the shares acquired upon such exercise over the option price is an item of adjustment in computing the participant’s alternative minimum taxable income. If the participant holds the shares received upon exercise of an ISO for more than two years from the grant date and one year from the date of exercise, any gain realized on a disposition of the shares is treated as long-term capital gain. If the participant sells the shares received upon exercise prior to the expiration of such periods (a “disqualifying disposition”), the participant will recognize ordinary income in the year of the disqualifying disposition equal to the excess of the Fair Market Value of such shares on the exercise date over the option price (or, if less, the excess of the amount realized upon disposition over the option price). The excess, if any, of the sale price over the Fair Market Value on the exercise date will be capital gain.

Our Company is not entitled to a tax deduction as the result of the grant or exercise of an ISO. If the participant has ordinary income as compensation as a result of a disqualifying disposition, our Company is entitled to a deduction at the same time equal to the amount of ordinary income realized by the participant, assuming the deduction is allowed by Section 162(m) of the Internal Revenue Code.

Nonstatutory Share Options. Generally, a participant will not recognize income, and our Company is not entitled to a deduction, upon a grant of a NSO. On exercise, a participant will recognize as ordinary income the difference between the exercise price and the Fair Market Value of the shares on the exercise date, unless the shares are subject to certain restrictions on the participant’s ownership or disposition thereof. At the time the participant recognizes income, our Company is entitled to a deduction at the same time equal to the amount of ordinary income realized by the participant, assuming the deduction is allowed by Section 162(m) of the Internal Revenue Code. Upon disposition of the shares acquired by exercise of the Option, the participant will recognize long-term or short-term capital gain or loss depending upon the sale price and holding period of the shares.

Share Appreciation Rights. Generally, a participant will not recognize income, and our Company is not entitled to a deduction, upon a grant of a SAR. When a participant exercises a SAR, the amount of cash and the Fair Market Value of the shares received will be ordinary income to the participant and will be deductible by our Company to the extent allowed by Section 162(m) of the Internal Revenue Code. Upon disposition of any shares acquired by exercise of a SAR, the participant will recognize long-term or short-term capital gain or loss depending upon the sale price and holding period of the shares.

Restricted Shares. Generally, a participant will not recognize income, and our Company is not entitled to a deduction, upon a grant of Restricted Shares. A participant may make an election under Section 83(b) of the Internal Revenue the Code to be taxed on the difference between the purchase price of the award and the fair market value of the award on the grant date.

Otherwise, upon the lapse of restrictions on Restricted Shares, the participant generally recognizes ordinary compensation income equal to the fair market value of the shares as of the date on which the restrictions lapse less the purchase price (if any) paid by the participant. When the participant recognizes ordinary income, the amount recognized by the participant will be deductible by our Company to the extent allowed by Section 162(m) of the Internal Revenue Code. Upon disposition of any shares acquired through Restricted Share awards, the participant will recognize long-term or short-term capital gain or loss depending upon the sale price and holding period of the shares.

Restricted Share Units. Generally, a participant will not recognize income, and our Company is not entitled to a deduction, upon a grant of Restricted Share Units. Upon the delivery to the participant of Common Stock or cash in respect of Restricted Share Units, the participant generally recognizes ordinary compensation income equal to the Fair Market Value of the shares as of the date of delivery or the cash amount less the purchase price (if any) paid by the participant. When the participant recognizes ordinary income, the amount recognized by the participant will be deductible by our Company to the extent allowed by Section 162(m) of the Internal Revenue Code. Upon disposition of any shares acquired through a Restricted Share Unit award, the participant will recognize long-term or short-term capital gain or loss depending upon the sale price and holding period of the shares.

Performance Units and Performance Share Awards. Generally, a participant will not recognize income, and our Company is not entitled to a deduction, upon a grant of a Performance Unit or a Performance Share award. Generally, at the time a Performance Unit or Performance Share award is settled, following the determination that the performance targets have been achieved, the Fair Market Value of the shares delivered on that date, plus any cash that is received, constitutes ordinary income to the participant, and, provided the requirements of Section 162(m) of the Internal Revenue Code are met, our Company is entitled to a deduction for that amount. Upon disposition of any shares acquired through a Performance Unit or Performance Share Award, the participant will recognize long-term or short-term capital gain or loss depending upon the sale price and holding period of the shares.

Withholding. Our Company generally must collect and pay withholding taxes upon the exercise of a NSO or SAR, upon the earlier of the filing of a Section 83(b) election or upon the release of restrictions on Restricted Shares, and at the time that Restricted Share Units, Performance Shares or Performance Units are settled by delivering shares or cash to a participant.

New Plan Benefits

To date, we have not granted any awards under the Equity Incentive Plan and we cannot now determine the number or type of awards to be granted in the future. Future grants of awards under the Plan are subject to the discretion of our Compensation Committee.

Vote Required

The approval of Equity Incentive Plan requires the affirmative vote of a majority of the shares of the common stock present in person or represented by proxy and entitled to vote on the matter (assuming a quorum is present).

Recommendation of the Board

The Board believes that it is in the Company’s best interests and in the best interests of the shareholders to adopt the Equity Incentive Plan to help attract, motivate and retain outstanding employees, directors, and consultants and to align further their interests with those of shareholders.

The Board recommends a vote FOR the approval of the Equity Incentive Plan, subject to the approval of Proposal 3.

OTHER MATTERS

Our Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the person or persons voting the proxies.

STOCKHOLDER COMMUNICATIONS

The Company has a process for stockholders who wish to communicate with the Board of Directors. Stockholders who wish to communicate with the Board of Directors may write to it at the Company’s address given above. These communications will be reviewed by one or more employees of the Company designated by the Board of Directors, who will determine whether they should be presented to the Board of Directors. The purpose of this screening is to allow the Board of Directors to avoid having to consider irrelevant or inappropriate communications.

STOCKHOLDER PROPOSALS FOR THE 2016 ANNUAL MEETING

If you wish to have a proposal included in our proxy statement for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by the Secretary of the Company at BAK Industrial Park, Meigui Street, Huayuankou Economic Zone, Dalian City, 116422, China, no later than December 31, 2015. A proposal which is received after the applicable date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

ANNUAL REPORT ON FORM 10-K

We will provide without charge to each person solicited by this Proxy Statement, on the written request of such person, a copy of our Annual Report on Form 10-K with any amendments, including the financial statements and financial statement schedules, as filed with the SEC for our most recent fiscal year. Such written requests should be directed to the Secretary of the Company, at our address listed on the top of page one of this Proxy Statement. A copy of our Annual Report on Form 10-K, with any amendments, is also made available on our website at www.cbak.com.cn after it is filed with the SEC.

By Order of the Board of Directors

April 24, 2015

/s/ Xiangqian Li
Secretary

Appendix A

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment (PURSUANT TO NRS 78.385 AND 78.390)

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.	Name of corporation: China BAK Battery, Inc.

2.	The articles have been amended as follows: (provide article numbers, if available)

Article IV is hereby deleted in its entirety and the following is substituted in lieu thereof:

CAPITAL STOCK

A. The total number of shares of all classes of stock which the corporation shall have authority to issue is FIVE HUNDRED AND TEN MILLION (510,000,000), consisting of FIVE HUNDRED MILLION (500,000,000) shares of common stock, par value $0.001 per share (the “Common Stock”) and TEN MILLION (10,000,000) shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).

B. The Board of Directors of the corporation (the “Board of Directors”) is authorized, at any time and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series with such designations, preferences, voting powers and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as are stated and expressed in the resolution or resolutions providing for the issuance of such Preferred Stock adopted by the Board of Directors, and as are not stated and expressed in these articles of incorporation or any amendment thereto.

C. The holders of the Common Stock shall have one (1) vote per share on each matter submitted to a vote of stockholders. The stockholders of Common Stock shall not possess cumulative voting rights at all shareholders meeting called for the purpose of electing a Board of Directors. Each share of Common Stock shall be entitled to the same dividend and liquidation rights.

3.          The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: _________________________

4.          Effective date of filing: (optional) ___________________________________________
                                                                                                    (must not be later than 90 days after the certificate is filed)

5.          Signature: (required)   ________________________
                                                                                    Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

Nevada Secretary of State Amend Profit-After
Revised: 1-5-15

A-1

Appendix B

AMENDMENT NO. 2 TO THE
CHINA BAK BATTERY INC.
STOCK OPTION PLAN

WHEREAS, China BAK Battery, Inc. (the “Company”) maintains the China BAK Battery, Inc. Stock Option Plan; and

WHEREAS, the Compensation Committee of the Board of Directors of the Company has been appointed as the “Committee” under the Plan; and

WHEREAS, Article 5.1 of the Plan provides that the Committee may amend the Plan, subject to shareholder approval of such amendment if such approval is required under applicable law;

WHEREAS, On July 25, 2008, the Company’s stockholders approved certain amendments to the Plan, including an amendment to Section 1.7 of the Plan;

WHEREAS, the Committee now desires to further amend Section 1.7 of the Plan; and NOW, THEREFORE, the Plan is hereby amended as follows:

FIRST: Section 1.7 of the Plan is amended to read in its entirety:

1.7          Options and Stock Granted Under Plan. If an Option terminates without being wholly exercised, new Option or Restricted Stock may be granted hereunder covering the number of Plan Shares to which such Option termination relates.

TWO: Except as provided above, the Plan shall continue in full force and effect.

THIRD: Any capitalized term used herein, but not defined herein, shall have the meaning ascribed to such term in the Plan.

FOURTH: This Amendment No. 2 to the Plan is subject to the approval of the stockholders of the Company and shall become effective upon such approval.

B-1

Appendix C

CHINA BAK BATTERY, INC.
STOCK OPTION PLAN

ARTICLE I.
THE PLAN

1.1           Name. This Plan shall be known as the “China BAK Battery, Inc. Stock Option Plan.” Capitalized terms used herein are defined in Article VII hereof.

1.2           Purpose. The purpose of the Plan is to promote the growth and general prosperity of the Company by permitting the Company to grant Options to purchase Common Stock and Restricted Stock of the Company to key Employees, Nonemployee Directors, and Advisors. The Plan is designed to help the Company and its subsidiaries and affiliates attract and retain superior personnel for positions of substantial responsibility and to provide key Employees, Nonemployee Directors, and Advisors with an additional incentive to contribute to the success of the Company.

This Plan is intended to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and any regulatory or other guidance issued under such section. At the Effective Date of the Plan, additional guidance had yet to be promulgated by the Department of Treasury. Any terms of the Plan that conflict with such guidance shall be null and void as of the Effective Date. After such additional guidance is issued, the intent is to amend the Plan to delete any conflicting provisions and to add such other provisions as are required to fully comply with Section 409A and any other legislative or regulatory requirements applicable to the Plan. The Plan is also intended to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended from time to time, or any successor provision thereto (“Rule 16b-3”), and shall be construed to so comply. With respect to any restriction in the Plan that is based on the requirements of Rule 16b-3 or the rules of any exchange upon which the Company’s securities are listed or automated quotation system upon which the Company’s securities are quoted, or any other applicable law, rule or restriction, to the extent that any such restriction is no longer required, the Committee shall have the sole discretion and authority to remove such restrictions from the Plan and/or to waive them.

1.3          Effective Date. The Plan shall become effective upon the Effective Date.

1.4          Eligibility to Participate. Any key Employee, Nonemployee Director, or Advisor shall be eligible to participate in the Plan. Subject to the provisions of this Plan, the Committee may grant Options in accordance with such determinations as the Committee shall make from time to time in its sole discretion.

1.5          Shares Subject to the Plan. The shares of Common Stock to be issued pursuant to the Plan shall be either authorized and unissued shares of Common Stock or shares of Common Stock issued and thereafter acquired by the Company.

1.6          Maximum Number of Plan Shares. Subject to adjustment pursuant to the provisions of Section 5.2, and subject to any additional restrictions elsewhere in the Plan, the maximum aggregate number of shares of Common Stock that may be issued and sold hereunder shall be 8,000,000. Notwithstanding the foregoing, the maximum aggregate number of shares of Company Common Stock which may be issued under the Plan shall during any given calendar year not exceed 5% of the total outstanding shares of Company Common Stock during such calendar year.

1.7          Options and Stock Granted Under Plan. If an Option terminates without being wholly exercised, new Options may be granted hereunder covering the number of Plan Shares to which such Option termination relates.

1.8          Conditions Precedent. The Company shall not issue any certificate for Plan Shares pursuant to the Plan prior to fulfillment of all of the following conditions:

(a)

The admission of the Plan Shares to listing on all stock exchanges on which the Common Stock is then listed, unless the Committee determines in its sole discretion that such listing is neither necessary nor advisable;

(b)

The completion of any registration or other qualification of the offer or sale of the Plan Shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body that the Committee shall in its sole discretion deem necessary or advisable; and

(c)

The obtaining of any approval or other clearance from stockholders of the Company and any federal or state governmental agency that the Committee shall in its sole discretion determine to be necessary or advisable.

1.9          Reservation of Shares of Common Stock. During the term of the Plan, the Company shall at all times reserve and keep available such number of shares of Common Stock as shall be necessary to satisfy the requirements of the Plan as to the number of Plan Shares. In addition, the Company shall from time to time, as is necessary to accomplish the purposes of the Plan, seek or obtain from any regulatory agency having jurisdiction any requisite authority that is necessary to issue Plan Shares hereunder. The inability of the Company to obtain from any regulatory agency having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance of any Plan Shares shall relieve the Company of any liability in respect of the nonissuance of Plan Shares as to which the requisite authority shall not have been obtained.

1.10        Tax Withholding.

(a)

Condition Precedent. The issuance of Plan Shares is subject to the condition that if at any time the Committee shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any federal, state or local law is necessary or desirable as a condition of, or in connection with, such issuances, then the issuances shall not be effective unless the withholding shall have been effected or obtained in a manner acceptable to the Committee.

(b)

Manner of Satisfying Withholding Obligation. When a participant is required by the Committee to pay to the Company an amount required to be withheld under applicable income tax laws in connection with the exercise of an Option, such payment may be made (i) in cash, (ii) by check, (iii) if permitted by the Committee, by delivery to the Company of shares of Common Stock already owned by the participant having a Fair Market Value on the Tax Date equal to the amount required to be withheld, (iv) if permitted by the Committee, through the withholding by the Company of a portion of the Plan Shares acquired upon the exercise of the Options (if applicable) having a Fair Market Value on the Tax Date equal to the amount required to be withheld, or (v) in any other form of valid consideration, as permitted by the Committee in its discretion.

1.11         Exercise of Options.

(a)

Method of Exercise. Each Option shall be exercisable in accordance with the terms of the Option Agreement pursuant to which the Option was granted. No Option may be exercised for a fraction of a Plan Share.

(b)

Payment of Purchase Price. The purchase price of any Plan Shares purchased shall be paid at the time of exercise of the Option either (i) in cash, (ii) by certified or cashier’s check, (iii) if permitted by the Committee, by shares of Common Stock so long as the participant has not acquired the Common Stock from the Company within six (6) months prior to the date of exercise, (iv) if permitted by the Committee, by cash or certified or cashier’s check for the par value of the Plan Shares plus a promissory note for the balance of the purchase price, which note shall provide for full personal liability of the maker and shall contain such terms and provisions as the Committee may determine, including without limitation the right to repay the note partially or wholly with Common Stock, (v) if approved by the Committee, in accordance with a cashless exercise program under which either (A) if so instructed by the participant, Plan Shares may be issued directly to the participant’s broker or dealer upon receipt of the purchase price in cash from the broker or dealer, or (B) Plan Shares may be issued by the Company to a participant’s broker or dealer in consideration of such broker’s or dealer’s irrevocable commitment to pay to the Company that portion of the proceeds from the sale of such Plan Shares that is equal to the exercise price of the Option(s) relating to such Plan Shares, or (vi) in any other form of valid consideration, as permitted by the Committee in its discretion. If any portion of the purchase price or a note given at the time of exercise is paid in shares of Common Stock, those shares shall be valued at the then Fair Market Value.

1.12         Written Notice Required. Any Option shall be deemed to be exercised for purposes of the Plan when written notice of exercise has been received by the Company at its principal office from the person entitled to exercise the Option and payment for the Plan Shares with respect to which the Option is exercised has been received by the Company in accordance with Section 1.11.

1.13         Compliance with Securities Laws. Plan Shares shall not be issued with respect to any Option unless the issuance and delivery of the Plan Shares and the exercise of an Option shall comply with all relevant provisions of state and federal law (including without limitation (i) the Securities Act and the rules and regulations promulgated thereunder, and (ii) the requirements of any stock exchange upon which the Plan Shares may then be listed) and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Committee may also require a participant to furnish evidence satisfactory to the Company, including without limitation a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the Plan Shares are being acquired only for investment and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each participant shall consent to the imposition of a legend on the certificate representing the Plan Shares issued pursuant to the exercise of an Option restricting their transfer as required by law or this section.

1.14         Employment or Service of Optionee. Nothing in the Plan or in any Option or Restricted Stock granted hereunder shall confer upon any Employee any right to continued employment by the Company or any of its subsidiaries or affiliates or limit in any way the right of the Company or any of its subsidiaries or affiliates at any time to terminate or alter the terms of that employment. Nothing in the Plan or in any Option granted hereunder shall confer upon any Nonemployee Director or Advisor any right to continued service as a Nonemployee Director or Advisor of the Company or any of its subsidiaries or affiliates or limit in any way the right of the Company or any of its subsidiaries or affiliates at any time to terminate or alter the terms of that service.

1.15         Rights of Optionees Upon Termination of Employment or Service. In the event an Optionee ceases to be an Employee, Nonemployee Director, or Advisor for any reason other than death, Permanent Disability or Misconduct, unless provided in an Option Agreement or in Article VI hereof, then, the unvested portion of the Optionee’s Option shall terminate immediately and cease to remain outstanding and the vested portion shall immediately terminate at the beginning of the thirty-first (31st) day following termination of Optionee’s service. In the event an Optionee ceases to serve as an Employee, Nonemployee Director, or Advisor due to death, Permanent Disability or Misconduct, the Optionee’s Options may be exercised as follows:

(a)

Death. Except as otherwise limited by the Committee at the time of the grant of an Option, if an Optionee dies while serving as an Employee, Nonemployee Director, or Advisor or within three months after ceasing to be an Employee, Nonemployee Director, Advisor, his or her Option shall become fully exercisable on the date of his or her death and shall expire 12 months thereafter, unless by its terms it expires sooner or unless, with respect to a Nonqualified Stock Option, the Committee agrees, in its sole discretion, to further extend the term of such Nonqualified Stock Option. During such period, the Option may be fully exercised, to the extent that it remains unexercised on the date of death, by the Optionee’s personal representative or by the distributees to whom the Optionee’s rights under the Option shall pass by will or by the laws of descent and distribution.

(c)

Disability. If an Optionee ceases to serve as an Employee, Nonemployee Director, or Advisor as a result of Permanent Disability, the Optionee’s Option shall become fully exercisable and shall expire 12 months thereafter, unless by its terms it expires sooner or, unless, with respect to a Nonqualified Stock Option, the Committee agrees, in its sole discretion, to extend the term of such Nonqualified Stock Option.

(d)	Misconduct. Should the Optionee cease to be an Employee, Nonemployee Director or Advisor because of Misconduct, the Optionee’s Option shall terminate whether vested or unvested immediately.

1.16        Transferability of Options. Except as the Committee may otherwise provide, Options shall not be transferable other than by will or the laws of descent and distribution or, with respect to Nonqualified Stock Options, pursuant to the terms of a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder. The designation by an Optionee of a beneficiary shall not constitute a transfer of the Option. The Committee may, in its discretion, provide in an Option Agreement that Nonqualified Stock Options granted hereunder may be transferred by the Optionee to members of his or her immediate family, trusts for the benefit of such immediate family members and partnerships in which such immediate family members are the only partners.

1.17        Information to Participants. The Company shall furnish to each participant a copy of the annual report, proxy statements and all other reports (if any) sent to the Company’s stockholders. Upon written request, the Company shall furnish to each participant a copy of its most recent Form 10-K Annual Report (if any) and each quarterly report to stockholders issued (if any) since the end of the Company’s most recent fiscal year.

ARTICLE II.
ADMINISTRATION

2.1          Committee. The Plan shall be administered by a Committee, which shall be appointed by the Board. If the Board so elects, the Plan may be administered by different Committees with respect to different groups of participants. The Committee shall be constituted to satisfy applicable laws. Subject to the provisions of the Plan, the Committee shall have the sole discretion and authority to determine from time to time the Employees, Non-Employee Directors, and Advisors to whom Options shall be granted and the number of Plan Shares subject to each Option, to interpret the Plan, to prescribe, amend and rescind any rules and regulations necessary or appropriate for the administration of the Plan, to determine and interpret the details and provisions of each Option Agreement, to modify or amend any Option Agreement or waive any conditions or restrictions applicable to any Options (or the exercise thereof) or Restricted Stock, and to make all other determinations necessary or advisable for the administration of the Plan. The Board may remove any member of the Committee, with or without cause.

2.2          Majority Rule; Unanimous Written Consent. A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by all members of the Committee shall constitute the action of the Committee. Meetings of the Committee may take place by telephone conference call.

2.3          Company Assistance. The Company shall supply full and timely information to the Committee on all matters relating to Employees, Nonemployee Directors, and Advisors, their employment, death, Permanent Disability, or other termination of employment or other relationship with the Company, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

2.4          Exculpation of Committee. No member of the Committee shall be personally liable for, and the Company shall indemnify all members of the Committee and hold them harmless against, any claims resulting directly or indirectly from any action or inaction by the Committee pursuant to the Plan.

ARTICLE III.
NONQUALIFIED STOCK OPTIONS

3.1          Option Terms and Conditions. The terms and conditions of Options granted under this Article may differ from one another as the Committee shall, in its discretion, determine as long as all Options granted under this Article satisfy the requirements of this Article.

3.2          Duration of Options. Each Option granted pursuant to this Article and all rights thereunder shall expire on the date determined by the Committee. In addition, each Option shall be subject to early termination as provided elsewhere in the Plan.

3.3          Purchase Price. The purchase price for the Plan Shares acquired pursuant to the exercise, in whole or in part, of any Option granted under this Article shall not be less than the Fair Market Value of the Plan Shares at the time of the grant of the Option.

3.4          Individual Option Agreements. Each Optionee receiving Options pursuant to this Article shall be required to enter into a written Option Agreement with the Company. In such Option Agreement, the Optionee shall agree to be bound by the terms and conditions of the Plan, the Options made pursuant hereto, and such other matters as the Committee deems appropriate.

ARTICLE IV.
RESTRICTED STOCK

4.1          Grant. Notwithstanding any provisions of the Plan to the contrary, the Committee shall have sole and complete authority to determine to whom Shares of Restricted Stock shall be granted, the number of Shares of Restricted Stock to be granted to each participant, the duration of the period during which, and the conditions under which, the Restricted Stock may be forfeited to the Company, and the other terms and conditions of such Restricted Stock.

4.2          Dividends and Distributions. Dividends and other distributions paid on or in respect of any shares of Restricted Stock may be paid directly to the participant, or may be reinvested in additional shares of Restricted Stock as determined by the Committee in its sole discretion.

ARTICLE V.
TERMINATION, AMENDMENT, AND ADJUSTMENT

5.1          Termination and Amendment. The Plan shall terminate with respect to Nonqualified Stock Options on the date that is fifty years after the Effective Date unless provided otherwise in the option agreement. No Option shall be granted under the Plan after the respective date of termination. Subject to the limitations contained in this section, the Committee may at any time amend or revise the terms of the Plan, including the form and substance of the Option Agreements to be used in connection herewith; provided that no amendment or revision may be made without the approval of the stockholders of the Company if such approval is required under the Code, Rule 16b-3, or any other applicable law or rule. No amendment, suspension, or termination of the Plan shall, without the consent of the individual who has received an Option, alter or impair any of that individual’s rights or obligations under any Option granted under the Plan prior to that amendment, suspension, or termination.

5.2          Adjustments. If the outstanding Common Stock is increased, decreased, changed into, or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or any other increase, or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company (but not including conversion of convertible securities issued by the Company), an appropriate and proportionate adjustment shall be made in the maximum number and kind of Plan Shares as to which Options may be granted under the Plan. A corresponding adjustment changing the number or kind of shares allocated to unexercised Options or portions thereof that shall have been granted prior to any such change shall likewise be made. Any such adjustment in outstanding Options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Options, but with a corresponding adjustment in the price for each share covered by the Options. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional share interests.

ARTICLE VI.
CORPORATE TRANSACTIONS;
CHANGES IN CAPITALIZATION; DISSOLUTION

6.1          Corporate Transactions. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding C-5 Option shall not so accelerate if and to the extent: (i) such Option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable Option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such Option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested Option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such Option is subject to other limitations imposed by the Committee at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Committee, and its determination shall be final, binding and conclusive.

6.2          Termination. Immediately following the consummation of the Corporate Transaction, all outstanding Options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) as provided in this Section VII.

6.3          Assumption. Each Option which is assumed in connection with the Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the number and class of securities available for issuance under the Plan following consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding Option, provided the aggregate exercise price payable for such securities shall remain the same.

6.4          Subsequent Termination. The Committee shall have the discretion, exercisable at the time the Option is granted or at any time while the Option remains outstanding, to provide that any Options which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time shall automatically accelerate in the event the Optionee’s Service should subsequently terminate by reason of an involuntary termination within eighteen (18) months following the effective date of such Corporate Transaction. Any Options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the involuntary termination.

6.5          Automatic Acceleration. The Committee shall have the discretion, exercisable either at the time the Option is granted or at any time while the option remains outstanding to provide for the automatic acceleration of one or more outstanding Options upon the occurrence of a Corporate Transaction, whether or not those Options are to be assumed or replaced (or those repurchase rights are to be assigned) in the Corporation Transaction.

6.6          No Limitation on Actions. The grant of Options under the Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

6.7          Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

ARTICLE VII.
MISCELLANEOUS

7.1          Other Compensation Plans. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any subsidiary or affiliate of the Company, nor shall the Plan preclude the Company or any subsidiary or affiliate thereof from establishing any other forms of incentive or other compensation plans.

7.2          Plan Binding on Successors. The Plan shall be binding upon the successors and assigns of the Company and any subsidiary or affiliate of the Company that adopts the Plan.

7.3          Number and Gender. Whenever used herein, nouns in the singular shall include the plural where appropriate, and the masculine pronoun shall include the feminine gender.

7.4          Headings. Headings of articles and sections hereof are inserted for convenience of reference and constitute no part of the Plan.

7.5          Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

7.6          Market Stand-Off. In connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, the Optionee may not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any shares of Common Stock acquired upon exercise of an option granted under the Plan without the prior written consent of the Corporation or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be required to execute such agreements as the Corporation or the underwriters request in connection with the Market Stand-Off.

ARTICLE VIII.
DEFINITIONS

As used herein with initial capital letters, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

8.1           “Advisor” means any individual performing substantial bona fide services for the Company or any subsidiary or affiliate of the Company that has adopted the Plan who is not an Employee or a Director.

8.2          “Applicable Laws” means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

8.3          “Board” means the Board of Directors of the Company.

8.4          “Code” means the Internal Revenue Code of 1986, as amended.

8.5          “Committee” means the Committee appointed in accordance with Section 2.1.

8.6          “Common Stock” means the Common Stock, par value $.001 per share, of the Company or, in the event that the outstanding shares of such Common Stock are hereafter changed into or exchanged for shares of a different stock or security of the Company or some other corporation, such other stock or security.

8.7          “Company” means China BAK Battery, Inc., a Nevada corporation.

8.8 “Corporate Transaction” means either of the following stockholder-approved transactions to which the Company is a party:

i. a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or person different from the persons holding those securities immediately prior to such transaction, or

ii. the sale, transfer or other disposition of all or substantially all of the Company’s assets in complete liquidation or dissolution of the Company.

8.9          “Director” means a member of the Board.

8.10        “Effective Date” means May 16, 2005.

8.11        “Employee” means an employee (as defined in Section 3401(c) of the Code and the regulations thereunder) of the Company or of any subsidiary or affiliate of the Company that adopts the Plan, including Officers.

8.12        “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

8.13        “Exchange Act” means the Securities Exchange Act of 1934, as amended.

8.14        “Fair Market Value” means such value as determined by the Committee on the basis of such factors as it deems appropriate; provided that if the Common Stock is traded on a national securities exchange or transactions in the Common Stock are quoted on the Nasdaq National Market System, such value as shall be determined by the Committee on the basis of the reported sales prices for the Common Stock over a ten business day period ending on the date for which such determination is relevant, as reported on the national securities exchange or the Nasdaq National Market System, as the case may be. If the Common Stock is not listed and traded upon a recognized securities exchange or on the Nasdaq National Market System, the Committee shall make a determination of Fair Market Value on a reasonable basis, which may include the mean between the closing bid and asked quotations for such stock on the date for which such determination is relevant (as reported by a recognized stock quotation service) or, in the event that there shall be no bid or asked quotations on the date for which such determination is relevant, then on the basis of the mean between the closing bid and asked quotations on the date nearest preceding the date for which such determination is relevant for which such bid and asked quotations were available.

8.15        “Misconduct” means the commission of any act of fraud, embezzlement or dishonesty by the Optionee, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Company, or any other intentional misconduct or negligence by such person adversely affecting the business or affairs of the Company in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Company may consider as grounds for the dismissal or discharge of any Optionee or other person in the service of the Company.

8.16        “Nonemployee Director” means a member of the Board who is not an Officer or Employee; provided that, as used in Section 2.1, the term “Non-Employee Director” shall have the meaning provided in that section.

8.17        “Nonqualified Stock Option” means an Option granted pursuant to Article III.

8.18        “Officer” means an officer of the Company or of any subsidiary or affiliate of the Company.

8.19        “Option” means a Nonqualified Stock Option.

8.20        “Optionee” means an Employee, Nonemployee Director, or Advisor to whom an Option has been granted hereunder.

8.21        “Option Agreement” means an agreement between the Company and an Optionee with respect to one or more Options.

8.22        “Permanent Disability” has the same meaning as that provided in Section 22(e)(3) of the Code.

8.23        “Plan” means the China BAK Battery, Inc. Stock Option Plan, as amended from time to time.

8.24        “Plan Shares” means shares of Common Stock issuable pursuant to the Plan.

8.25        “Restricted Stock” means any shares granted under Article IV of the Plan.

8.26       “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor rule.

8.27        “Securities Act” means the Securities Act of 1933, as amended.

8.28       “Tax Date” means the date on which the amount of tax to be withheld is determined.

Appendix D

CHINA BAK BATTERY, INC.

2015 EQUITY INCENTIVE PLAN

1.

Purposes of the Plan. China BAK Battery, Inc., a Nevada corporation (the “Company”) hereby establishes the CHINA BAK BATTERY, INC. 2015 EQUITY INCENTIVE PLAN (the “Plan”). The purposes of this Plan are to promote the long-term growth and profitability of the Company and its Affiliates by stimulating the efforts of Employees, Directors and Consultants of the Company and its Affiliates who are selected to be participants, aligning the long-term interests of participants with those of shareholders, heightening the desire of participants to continue in working toward and contributing to the success of the Company, attracting and retaining the best available personnel for positions of substantial responsibility, and generally providing additional incentive for them to promote the success of the Company’s business through the grant of Awards of or pertaining to shares of the Company’s Common Stock. The Plan permits the grant of Incentive Share Options, Nonstatutory Share Options, Restricted Shares, Restricted Share Units, Share Appreciation Rights, Performance Units and Performance Shares as the Administrator may determine.

2.	Definitions. The following definitions will apply to the terms in the Plan:

“Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4.

“Affiliate” means any corporation, partnership, limited liability company, limited liability partnership, business trust, or other entity or person controlling, controlled by or under common control of the Company, as determined by the Administrator in its sole discretion. For purposes of this defined term, “control” means having the power to direct or appoint the management of a company and “controlled” or “controlling” shall have correlative meanings. The term “Affiliate” shall include any business venture in which the Company has a direct or indirect significant interest, as determined by the Administrator in its sole discretion.

“Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

“Award” means, individually or collectively, a grant under the Plan of Options, SARs, Restricted Shares, Restricted Share Units, Performance Units or Performance Shares.

“Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Change in Control” means the occurrence of any of the following events:

(i)

Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities; provided however, that for purposes of this subsection, the following shall not constitute a Change in Control: (1) any acquisition of securities directly from the Company other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company; (2) any acquisition by the Company; or (3) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company or

(ii)

A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Directors at the time of such election or nomination (except where such election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company);

(iii)

The consummation of the sale, transfer or other disposition by the Company of all or substantially all of the Company's assets, except with respect to a sale, transfer or other disposition of assets to a Parent, Subsidiary, or Affiliate;

(iv)

The consummation of a merger or consolidation of the Company with or into any other person, unless securities possessing more than 50% of the total combined voting power of the survivor’s or acquiror’s outstanding securities (or the securities of any parent thereof) are held by a person or persons who directly or indirectly held securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities immediately prior to that transaction.

For avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

“Code” means the Internal Revenue Code of 1986, as amended. Any reference in the Plan to a section of the Code will be a reference to any successor or amended section of the Code.

Committee” means a committee or subcommittee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

“Common Stock” means the common stock of the Company.

“Company” means CHINA BAK BATTERY, INC., a Nevada corporation, or any successor thereto. For purposes of the Plan, the term “Company” shall include any present or future Parent and Subsidiary.

“Consultant” means any person, including an advisor, engaged by the Company or any Affiliate of the Company to render services to such entity if: (i) such person renders bona fide services to the Company or any Affiliate; (ii) the services rendered by such person are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) such person is a natural person who has contracted directly with the Company or any Affiliate to render such services.

“Covered Employee” means an employee who is a “covered employee” within the meaning of Section 162(m) of the Code.

“Designated Beneficiary” means the beneficiary designated by a Participant, in a manner determined by the Administrator, to receive amounts due or exercise rights of the Participant in the event of the Participant’s death or, in the absence of an effective designation by a Participant, the Participant’s estate.

“Director” means a member of the Board or any board of directors (or similar governing authority) of any Affiliate, including a non-employee Director.

“Disability” generally means total and permanent disability as determined by the Administrator in its discretion in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time, but “Disability,” for purposes of an ISO, means total and permanent disability as defined in Section 22(e)(3) of the Code.

“Employee” means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company will be sufficient to constitute “employment” by the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)

If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, any division or subdivision of the Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination or, if no closing price is reported on that date, the closing price on the next preceding date for which a closing price is reported, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(ii)

If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, including without limitation quotation through the over the counter bulletin board (“OTCBB”) quotation service administered by the Financial Industry Regulatory Authority (“FINRA”), the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)

In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value will be determined in good faith by the Administrator, and to the extent Section 15 applies (a) with respect to ISOs, the Fair Market Value shall be determined in a manner consistent with Code Section 422 or (b) with respect to NSOs or SARs, the Fair Market Value shall be determined in a manner consistent with Code Section 409A.

“Grant Date” means, for all purposes, the date on which the Administrator determines to grant an Award, or such other later date as is determined by the Administrator, provided that the Administrator cannot grant an Award prior to the date the material terms of the Award are established. Notice of the Administrator’s determination to grant an Award will be provided to each Participant within a reasonable time after the Grant Date.

“Incentive Share Option” or “ISO” means an Option that by its terms qualifies and is otherwise intended to qualify as an Incentive Share Option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

“Nonstatutory Share Option” or “NSO” means an Option that by its terms does not qualify or is not intended to qualify as an ISO.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means a share option granted pursuant to the Plan.

“Optionee” means the holder of an outstanding Option.

“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

“Participant” means the holder of an outstanding Award.

“Performance Period” means, in respect of a Performance Share or Performance Unit or Qualified Performance-Based Awards, the time period during which the performance objectives or other vesting provisions must be met.

“Performance Share” means an Award denominated in Shares which may vest in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

“Performance Unit” means an Award which may vest in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

“Period of Restriction” means the period during which Restricted Shares or Restricted Share Units are subject to forfeiture (such forfeiture may be effected by way of redemption by the Company in respect of the Restricted Shares).

“Plan” means this China BAK Battery, Inc. 2015 Equity Incentive Plan.

“Qualified Performance-Based Award” means an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

“Restricted Shares” means Shares awarded to a Participant subject to forfeiture (such forfeiture may be effected by way of redemption by the Company) in accordance with Section 7.

“Restricted Share Unit” means the right to receive one Share at or after the end of the Period of Restriction, which right is subject to forfeiture in accordance with Section 8 of the Plan.

“Securities Act” means the Securities Act of 1933, as amended.

“Service Provider” means an Employee, Director or Consultant.

“Share” means a share of Common Stock, as adjusted in accordance with Section 13.

“Share Appreciation Right” or “SAR” means the right to receive payment from the Company in an amount no greater than the excess of the Fair Market Value of a Share at the date the SAR is exercised over a specified price fixed by the Administrator in the Award Agreement, which shall not be less than the Fair Market Value of a Share on the Grant Date. In the case of a SAR which is granted in connection with an Option, the specified price shall be the Option exercise price.

“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

“Ten Percent Owner” means any Service Provider who is, on the grant date of an ISO, the owner of Shares (determined with application of ownership attribution rules of Section 424(d)) of the Code possessing more than 10% of the total combined voting power of all classes of shares of the Company, or any Parent or Subsidiaries.

3.	Shares Subject to the Plan.

a.	Shares Subject to the Plan. Subject to the provisions of Section 13, the maximum aggregate number of Shares that may be issued under the Plan is ten million (10,000,000) Shares.

b.

Lapsed Awards. If for any reason an Award is cancelled, terminates, expires, is forfeited or otherwise becomes unexercisable without having been exercised in full or, with respect to Restricted Shares, Restricted Share Units, Performance Shares or Performance Units, is forfeited in whole or in part to the Company, the unpurchased, forfeited, redeemed or unissued Shares (as the case may be) which were subject to the Award will be added back to the Plan share reserve and again be available for future grant or sale under the Plan (unless the Plan has terminated). With respect to SARs, only Shares actually issued pursuant to an SAR will cease to be available under the Plan; all remaining Shares subject to the SARs will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that are exchanged by a Participant or withheld by the Company to pay the full or partial exercise price of an Award or to satisfy tax withholding obligations with respect to an Award will become available for future grant or sale under the Plan. Notwithstanding the foregoing, Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Shares, Restricted Share Units, Performance Shares or Performance Units are forfeited to the Company, such Shares will become available for future grant under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. To the extent required by Section 162(m) of the Code in order for Awards to be exempt from the tax deduction limits thereof, Shares subject to Awards that are cancelled shall not be available for future grant or sale under the Plan.

c.	Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4.	Administration of the Plan.

a.

Procedure. The Plan shall be administered by the Board or a Committee (or Committees) appointed by the Board, which Committee shall be constituted to comply with Applicable Laws. If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the Administrator and the membership of any committee acting as Administrator the requirements regarding: (i) “nonemployee directors” within the meaning of Rule 16b-3 under the Exchange Act; (ii) “independent directors” as described in the listing requirements for any share exchange on which Shares are listed; and (iii) Section 15(b)(i) of the Plan, if the Company grants any Qualified Performance-Based Award. The Board may delegate the responsibility for administering the Plan with respect to designated classes of eligible Participants to different committees consisting of two or more members of the Board, subject to such limitations as the Board or the Administrator deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time.

b.

Powers of the Administrator. Subject to the provisions of the Plan and the approval of any relevant authorities, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

i.	to determine the Fair Market Value;

ii.	to select the Service Providers to whom Awards may be granted hereunder;

iii.	to determine the type of Award and number of Shares to be covered by each Award granted hereunder;

iv.	to approve forms of agreement for use under the Plan;

v.

to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on continued employment, continued service or performance criteria), any vesting acceleration (whether by reason of a Change of Control or otherwise) or waiver of forfeiture, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, will determine;

vi.	to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan, including the right to construe disputed or doubtful Plan and Award provisions;

vii.	to prescribe, amend and rescind rules and regulations relating to the Plan;

viii.

to modify or amend each Award to the extent any modification or amendment is consistent with the terms of the Plan, and does not materially impair the rights of any Participant unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company;

ix.	to allow Participants to satisfy withholding tax obligations in such manner as prescribed in Section 14;

x.	to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

xi.	to delay issuance of Shares or suspend Participant’s right to exercise an Award as deemed necessary to comply with Applicable Laws;

xii

to the extent permitted by Applicable Laws, to delegate, as it may deem appropriate, to one or more executive officers of the Company the authority to grant Awards to Service Providers who are not Officers and Directors, and exercise such other powers under the Plan as the Administrator may determine, in accordance with such guidelines as the Administrator shall set forth at any time or from time to time; and

xiii.	to make all other determinations deemed necessary or advisable for administering the Plan.

c.

Effect of Administrator's Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards. Any decision or action taken or to be taken by the Administrator, arising out of or in connection with the construction, administration, interpretation and effect of the Plan and of its rules and regulations, shall, to the maximum extent permitted by Applicable Laws, be within its absolute discretion (except as otherwise specifically provided in the Plan) and shall be final, binding and conclusive upon the Company, all Participants and any person claiming under or through any Participant.

5.	Authorization of Grants

a.

Eligibility. NSOs, Restricted Shares, Restricted Share Units, SARs, Performance Units and Performance Shares may be granted to Service Providers either alone or in combination with any other Awards. ISOs may be granted as specified in Section 15(a) to employees of the Company, and of any Parent or Subsidiary.

b.

General Terms of Awards. Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award set out in the following Sections), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Administrator may prescribe. Any additional terms of an Award shall be set forth in an agreement evidencing the Award by and between the Company and the Participant.

c.

Vesting Conditions. The Administrator may impose vesting schedules, limitations on transferability and forfeiture conditions on any Award granted under this Plan as the Administrator in its sole discretion may deem advisable or appropriate, on the basis of such conditions, including but not limited to, achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued status as a Service Provider), or any other basis the Administrator may determine in its discretion and provide for in the applicable Award Agreement. The Administrator, in its discretion, may accelerate the time at which any such restrictions will lapse or be removed. The Administrator may, in its discretion, also provide for such complete or partial exceptions to an employment or service restriction as it deems equitable.

d.

Effect of Termination of Employment, Etc. Except as otherwise provided in Section 13, unless the Administrator in its sole discretion shall at any time determine otherwise with respect to any Award, if the Participant’s employment or other association with the Company and its Affiliates ends for any reason, including because of the Participant’s employer ceasing to be an Affiliate, (a) any outstanding Option or SAR of the Participant shall cease to be exercisable in any respect not later than three (3) months following that event and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event, and (b) any other outstanding Award of the Participant shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the applicable Award Agreement. Military or sick leave or other bona fide leave shall not be deemed a termination of employment or other association, provided that it does not exceed the longer of three (3) months or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or by contract.

6.	Share Options.

a.

Grant of Options. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Options to Service Providers in such amounts as the Administrator will determine in its sole discretion. The Administrator may grant NSOs, ISOs, or any combination of the two. ISOs shall be granted in accordance with Section 15(a) of the Plan.

b.

Option Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the type of Option granted, the Option’s exercise price, the exercise date, the term of the Option, the number of Shares to which the Option pertains, vesting criteria and such other terms and conditions (which need not be identical among Participants) as the Administrator shall determine in its sole discretion. If the Award Agreement does not specify that the Option is to be treated as an ISO, the Option shall be deemed a NSO.

c.

Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option will be no less than the Fair Market Value per Share on the Grant Date. Notwithstanding the above or any other term in this Plan or any Award Agreement, Shares shall be issued pursuant to exercise of an Option at a price at least equal to their par value.

d.

Term of Options. The term of each Option will be stated in the Award Agreement. Unless terminated sooner in accordance with the Plan or Award Agreement, no Option shall be exercisable on or after the tenth anniversary of the Grant Date.

e.	Time and Form of Payment.

i.

Exercise Date. Each Award Agreement shall specify how and when Shares covered by an Option may be purchased. The Award Agreement may specify waiting periods, the dates on which Options become exercisable or “vested” and, subject to the termination provisions of the Option, exercise periods. The Administrator may accelerate the exercisability of any Option or portion thereof.

ii.

Exercise of Option. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (1) notice of exercise (in such form as the Administrator shall specify from time to time) from the person entitled to exercise the Option, and (2) full payment for the Shares with respect to which the Option is exercised (together with all applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan (together with all applicable withholding taxes). Shares issued upon exercise of an Option will be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse or a Designated Beneficiary. Until the Shares are issued (as evidenced by the appropriate entry in the register of members of the Company), no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13.

iii.	Payment. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist entirely of:

(1)	cash;

(2)	check;

(3)	to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, a promissory note;

(4)

other Shares, provided Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option will be exercised (such Shares will be repurchased by the Company at a repurchase price equal to their Fair Market Value);

(5)

to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, in accordance with any broker-assisted cashless exercise procedures approved by the Company and as in effect from time to time;

(6)

by asking the Company to withhold Shares from the total Shares to be delivered upon exercise equal to the number of Shares having a value equal to the aggregate exercise price of the Shares being acquired;

(7)	any combination of the foregoing methods of payment; or

(8)	such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

f.

Forfeiture of Options. All unexercised Options shall be forfeited to the Company in accordance with the terms and conditions set forth in the Award Agreement and again will become available for grant under the Plan.

7.	Restricted Shares.

a.

Grant of Restricted Shares. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Restricted Shares to Service Providers in such amounts as the Administrator will determine in its sole discretion.

b.

Restricted Shares Award Agreement. Each Award of Restricted Shares will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, the purchase price of the Shares, if any, and the means of payment for the Shares, vesting criteria, transferability restrictions, and such other terms and conditions (which need not be identical among Participants) as the Administrator will determine in its sole discretion. Unless the Administrator determines otherwise, the Company’s designee as escrow agent will hold Restricted Shares until the restrictions on such Shares have lapsed. Any share certificates issued in respect of an Award of Restricted Shares shall be registered in the name of the Participant and, unless otherwise determined by the Administrator, deposited by the Participant, together with a signed share transfer instrument endorsed in blank, with the Company (or its designee).

c.	Terms and Conditions.

i.

Vesting Conditions. During the Period of Restriction, Restricted Shares shall be subject to forfeiture (including but not limited to a right in the Company to repurchase Restricted Shares at less than the then Fair Market Value per Share) arising on the basis of such conditions as the Administrator may determine in its sole discretion. Any such risk of forfeiture may be waived or terminated, or the Period of Restriction shortened or removed, at any time by the Administrator on such basis as it deems appropriate.

ii.

Sale Price. Subject to the requirements of the Applicable Laws, the Administrator shall determine the price, if any, at which Restricted Shares shall be sold or awarded to a Participant, which may vary from time to time and among Participants and which may be below the market value of such Shares at the date of grant or issuance.

iii.	Voting Rights. During the Period of Restriction, Service Providers holding Restricted Shares granted hereunder may exercise full voting rights with respect to those Shares.

iv.

Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Restricted Shares will be entitled to receive all dividends and other distributions paid with respect to such Shares. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Restricted Shares with respect to which they were paid.

v.

Transferability. Except as provided in the Plan, Restricted Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

d.

Removal of Restrictions. All restrictions imposed on Restricted Shares shall lapse and the Period of Restriction shall end upon the satisfaction of the vesting conditions imposed by the Administrator. Restricted Shares not previously forfeited will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine, but in no event later than the 15th day of the third month following the end of the year in which vesting occurred.

8.	Restricted Share Units.

a.

Grant of Restricted Share Units. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Restricted Share Units to Service Providers in such amounts as the Administrator will determine in its sole discretion.

b.

Restricted Share Units Award Agreement. Each Award of Restricted Share Units will be evidenced by an Award Agreement that will specify the number of Restricted Share Units granted, vesting criteria, form of payout, vesting criteria and such other terms and conditions (which need not be identical among Participants) as the Administrator will determine in its sole discretion.

c.

Vesting Conditions. During the Period of Restriction, Restricted Shares Units shall be subject to forfeiture arising on the basis of such conditions as the Administrator may determine in its sole discretion. Any such risk of forfeiture may be waived or terminated, or the Period of Restriction shortened, at any time by the Administrator on such basis as it deems appropriate.

d.

Time and Form of Payment. Upon satisfaction of the applicable vesting conditions, payment of vested Restricted Share Units shall occur in the manner and at the time provided in the Award Agreement, but in no event later than the 15th day of the third month following the end of the year in which vesting occurred. Except as otherwise provided in the Award Agreement, Restricted Share Units may be paid in cash (equal to the aggregate Fair Market Value of the Shares underlying the vested Restricted Share Units), Shares, or a combination thereof at the sole discretion of the Administrator. Restricted Share Units that are fully paid in cash will not reduce the number of Shares available for issuance under the Plan.

9.	Share Appreciation Rights.

a.

Grant of SARs. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant SARs to Service Providers in such amounts as the Administrator will determine in its sole discretion.

b.

Award Agreement. Each SAR grant will be evidenced by an Award Agreement that will specify the exercise price, the number of Shares underlying the SAR grant, the term of the SAR, the conditions of exercise, vesting criteria and such other terms and conditions (which need not be identical among Participants) as the Administrator will determine in its sole discretion.

c.

Exercise Price and Other Terms. The per Share exercise price for the exercise of an SAR will be no less than the Fair Market Value per Share on the Grant Date. No SAR shall be exercisable on or after the tenth anniversary of the Grant Date. Notwithstanding the above or any other term in this Plan or any Award Agreement, Shares shall be issued pursuant to exercise of an SAR at a price at least equal to their par value.

d.

Time and Form of Payment of SAR Amount. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount no greater than: (i) the difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times (ii) the number of Shares with respect to which the SAR is exercised. An Award Agreement may provide for a SAR to be paid in cash, Shares of equivalent value, or a combination thereof.

10.	Performance Units and Performance Shares.

a.

Grant of Performance Units and Performance Shares. Performance Units or Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

b.

Award Agreement. Each Award of Performance Units and Performance Shares will be evidenced by an Award Agreement that will specify the initial value, the Performance Period, the number of Performance Units or Performance Shares granted, and such other terms and conditions (which need not be identical among Participants) as the Administrator will determine in its sole discretion.

c.

Value of Performance Units and Performance Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the Grant Date. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the Grant Date.

d.

Vesting Conditions and Performance Period. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid out to the Participant. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” After the applicable Performance Period has ended, the holder of Performance Units shall be entitled to receive payout on the number and value of Performance Units or Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved.

e.

Time and Form of Payment. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares will be entitled to receive a payout of the number of vested Performance Units or Performance Shares by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. Vested Performance Units or Performance Shares will be paid as soon as practicable after the expiration of the applicable Performance Period, but in no event later than the 15th day of the third month following the end of the year the applicable Performance Period expired. An Award Agreement may provide for the satisfaction of Performance Unit or Performance Share Awards in cash or Shares (which have an aggregate Fair Market Value equal to the value of the vested Performance Units or Performance Shares at the close of the applicable Performance Period) or in a combination thereof.

f.

Forfeiture of Performance Units and Performance Shares. All unvested Performance Units or Performance Shares will be forfeited to the Company on the date set forth in the Award Agreement, and again will become available for grant under the Plan.

11.

Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise or as required by Applicable Laws, vesting of Awards will be suspended during any unpaid leave of absence. An Employee will not cease to be an Employee in the case of (i) any approved leave of absence or (ii) transfers between locations of the Company or between the Company and any Affiliate.

12.

Transferability of Awards. Unless otherwise provided in this Plan or otherwise determined by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. However, the Administrator may, at or after the grant of an Award other than an ISO, provide that such Award may be transferred by the recipient to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer shall be valid unless first approved by the Administrator, acting in its sole discretion and as required by the articles of association of the Company. For this purpose, “family member” means any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee’s household (other than a tenant or employee), a trust in which the foregoing persons have more than fifty (50) percent of the beneficial interests, a foundation in which the foregoing persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty (50) percent of the voting interests. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

13.	Adjustments; Dissolution or Liquidation; Merger or Change in Control.

a.

Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, share split, reverse share split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, shall appropriately adjust the number and kind of Shares that may be delivered under the Plan, the Share-based limitations under Section 15(b), and/or the number, kind, and price of Shares covered by each outstanding Award.

b.

Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

c.

Change in Control. In the event of a Change in Control, any or all outstanding Awards may be assumed by the successor corporation on an equitable basis, which assumption shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards (after taking into account the existing provisions of the Awards) on an equitable basis. The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to vesting requirements and repurchase restrictions no less favorable to the Participant than those in effect prior to the Change in Control.

In the event that the successor corporation does not assume or substitute for the Award, unless the Administrator provides otherwise, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and SARs, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Shares and Restricted Share Units will lapse, and, with respect to Performance Shares and Performance Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or SAR is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or SAR will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or SAR will terminate upon the expiration of such period.

For the purposes of this Section 13(c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether shares, cash, or other securities or property) or, in the case of a SAR upon the exercise of which the Administrator determines to pay cash or a Performance Share or Performance Unit which the Administrator can determine to pay in cash, the fair market value of the consideration, received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or SAR or upon the payout of a Restricted Share Unit, Performance Share or Performance Unit, for each Share subject to such Award (or in the case of Restricted Share Units and Performance Units, the number of implied shares determined by dividing the value of the Restricted Share Units and Performance Units, as applicable, by the per share consideration received by holders of Common Stock in the Change in Control), to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 13(c) to the contrary, (A) an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed upon a Change in Control if the Company or its successor modifies any of such performance goals without the Participant's consent; provided, however, a modification to such performance goals only to reflect the successor corporation's post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption and (B) in the event of an involuntary termination of services of a Service Provider for any reason other than death, Disability or cause within six (6) months following the consummation of a Change in Control, any of his or her Awards assumed or substituted in the Change in Control which are subject to vesting conditions and/or a right of repurchase in favor of the Company or a successor entity, shall accelerate in full. All such Accelerated Awards shall be exercisable for a period of one (1) year following termination, but in no event after expiration date of such Award.

14.	Tax Withholding.

a.

Withholding Requirements. Prior to the issue or delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold or cause to be deducted or withheld, or require a Participant to remit to the Company or its Affiliates, an amount sufficient to satisfy national, federal, state, provincial, local, foreign or other taxes required by Applicable Laws to be withheld with respect to such Award (or exercise thereof).

b.

Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable Shares having a Fair Market Value equal to the amount required to be withheld, or (iii) delivering to the Company already-owned Shares for repurchase having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

15.	Provisions Applicable In the Event the Company or the Service Provider is Subject to U.S. Taxation.

a.	Grant of Incentive Share Options. If the Administrator grants Options to Employees subject to U.S. taxation, the Administrator may grant such Employee an ISO and the following terms shall also apply:

i.

Maximum Amount. Subject to the provisions of Section 13, to the extent consistent with Section 422 of the Code, not more than an aggregate of ten million (10,000,000) Shares may be issued as ISOs under the Plan.

ii.

General Rule. Only employees of the Company or any Parent or Subsidiary shall be eligible for the grant of ISOs. The ability of the Company to grant ISOs is subject to the shareholder approval requirement under the Code.

iii.

Continuous Employment. Unless otherwise provided under the Code, the ISO will cease to be treated as an ISO unless the Optionee remains in the continuous employ of the Company or its Parent or Subsidiaries from the date the ISO is granted until not more than three months before the date on which it is exercised (or such longer periods as may be permitted by provisions in each Service Provider’s contract with the Company, such as the employment agreement, that predates this Plan, or in the event termination is due to death or Disability). A leave of absence approved by the Company may exceed three (3) months if reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then on the first day following the first three (3) months of such leave, the Optionee’s employment will be deemed terminated for this purpose and any ISO held by the Optionee will cease to be treated as an ISO if not exercised within three (3) months after the deemed termination date.

iv.	Award Agreement.

(1)

The Administrator shall designate Options granted as ISOs in the Award Agreement. Notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which ISOs are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars (U.S.$100,000), Options will not qualify as an ISO. For purposes of this section, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares are granted.

(2)	The Award Agreement shall specify the term of the ISO. The term shall not exceed ten (10) years from the Grant Date or five (5) years from the Grant Date for Ten Percent Owners.

(3)

The Award Agreement shall specify an exercise price of not less than the Fair Market Value per Share on the Grant Date or one hundred ten percent (110%) of the Fair Market Value per Share on the Grant Date for Ten Percent Owners.

(4)	The Award Agreement shall specify that an ISO is not transferable except by will, beneficiary designation or the laws of descent and distribution.

v.

Form of Payment. The consideration to be paid for the Shares to be issued upon exercise of an ISO, including the method of payment, shall be determined by the Administrator in accordance with Section 6(e)(iii).

vi.

Notice. In the event of any disposition of the Shares acquired pursuant to the exercise of an ISO within two years from the Grant Date or one year from the exercise date, the Optionee will notify the Company thereof in writing within thirty (30) days after such disposition. In addition, the Optionee shall provide the Company with such information as the Company shall reasonably request in connection with determining the amount and character of Optionee’s income, the Company’s deduction, and the Company’s obligation to withhold taxes or other amounts incurred by reason of a disqualifying disposition, including the amount thereof.

b.

Performance-based Compensation. If the Company grants an Award as “performance-based compensation” for which it claims deductions that are subject to the Code Section 162(m) limitation on its U.S. tax returns, then the following terms shall control over any contrary provision contained in the Plan and be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Section 162(m) of the Code:

i.

Outside Directors. All grants of Awards intended to qualify as Qualified Performance-Based Awards and determination of terms applicable thereto shall be made by the Administrator or, if not all of the members thereof qualify as “outside directors” within the meaning of applicable regulations under Section 162 of the Code, a subcommittee of the Administrator consisting of such of the members of the Administrator as do so qualify. Any action by such a subcommittee shall be considered the action of the Administrator for purposes of the Plan.

ii.

Applicability. This Section 15(b) will apply only to those Covered Employees, or to those persons who the Administrator determines are reasonably likely to become Covered Employees in the period covered by an Award, selected by the Administrator to receive Qualified Performance-Based Awards. The Administrator may, in its discretion, grant Awards not intended to qualify as Qualified Performance-Based Awards to Covered Employees that do not satisfy the requirements of this Section 15(b).

iii.

Maximum Amount. Subject to the provisions of Section 13, the maximum number of Shares that can be subject to Awards granted to any individual Participant in the aggregate in any one fiscal year of the Company is one million (1,000,000) Shares. For purposes of this limitation:

(1)

For Awards denominated in Shares and satisfied in cash, the maximum Award to any individual Participant in the aggregate in any one fiscal year of the Company is the Fair Market Value of one million (1,000,000) Shares on the Grant Date; and

(2)

The maximum amount payable pursuant to any cash Awards to any individual Participant in the aggregate in any one fiscal year of the Company is the Fair Market Value of one million (1,000,000) Shares on the Grant Date.

iv.

Performance Criteria. All performance criteria must be objective and be established in writing prior to the beginning of the Performance Period or at later time as permitted by Section 162(m) of the Code and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the outcome of the performance goals be substantially uncertain (as defined in the regulations under Section 162(m) of the Code) at the time established. Performance criteria may include alternative and multiple performance goals and may be based on one or more business and/or financial criteria. In establishing the performance goals, the Committee in its discretion may include one or any combination of the following criteria in either absolute or relative terms, for the Company or any Subsidiary:

(1) Increased revenue;

(2) Net income measures (including but not limited to income after capital costs and income before or after taxes);

(3) Share price measures (including but not limited to growth measures and total shareholder return);

(4) Market share;

(5) Earnings per Share (actual or targeted growth);

(6) Earnings before interest, taxes, depreciation, and amortization (“EBITDA”);

(7) Cash flow measures (including but not limited to net cash flow and net cash flow before financing activities);

(8) Return measures (including but not limited to return on equity, return on average assets, return on capital, risk-adjusted return on capital, return on investors’ capital and return on average equity);

(9) Operating measures (including operating income, funds from operations, cash from operations, after-tax operating income, sales volumes, production volumes, and production efficiency);

(10) Expense measures (including but not limited to overhead cost and general and administrative expense);

(11) Margins;

(12) Shareholder value;

(13) Total shareholder return;

(14) Proceeds from dispositions;

(15) Total market value; and

(16) Corporate values measures (including but not limited to ethics compliance, environmental, and safety).

c.

Share Options and SARs Exempt from Section 409A of the Code. If the Administrator grants Options or SARs to Service Providers subject to U.S. taxation, the Company must qualify as an eligible issuer of service recipient shares within the meaning of Section 409A of the Code with respect to such Service Provider (unless the Option or SAR otherwise complies with Section 409A of the Code), and the Administrator may not modify or amend the Options or SARs to the extent that the modification or amendment adds a feature allowing for additional deferral within the meaning of Section 409A of the Code.

16.

Grants to Foreign Nationals. Awards may be granted to Service Providers who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to grants to Services Providers in the United States as in the judgment of the Administrator may be necessary or desirable in order to recognize differences in local law or tax policy, and such Awards shall be considered granted pursuant to a non-U.S. sub-plan. The Administrator also may impose conditions on the exercise or vesting of Awards in order to minimize the company’s obligation with respect to tax equalization for employees on assignments outside their home country.

17.

No Effect on Employment or Service. Neither the Plan nor any Award will confer upon any Participant any right with respect to continuing the Participant's relationship as a Service Provider with the Company or any Affiliate of the Company, nor will they interfere in any way with the Participant's right or the Company's or its Affiliates’ right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

18.

Effective Date. The Plan’s effective date is the date on which it is adopted by the Board (the “Effective Date”), so long as it is approved by the Company’s shareholders at any time within 12 months of such adoption.

19.	Term of Plan. The Plan will terminate on the day before the tenth anniversary of the Effective Date, unless sooner terminated by the Board pursuant to Section 20.

20.	Amendment and Termination of the Plan.

a.	Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

b.	Shareholder Approval. The Company will obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

c.

Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

21.	Conditions Upon Issuance of Shares.

a.

Legal Compliance. The Administrator may delay or suspend the issuance and delivery of Shares, suspend the exercise of Options or SARs, or suspend the Plan as necessary to comply with Applicable Laws. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

b.

Corporate Restrictions on Rights in Shares. Any Shares to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the memorandum and articles of association of the Company. In addition, either at the time an Award is granted or by subsequent action, the Administrator may, but need not, impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales or other subsequent transfers by a Participant, or a holder of Shares acquired pursuant to the Plan, of any Share issued under an Award, including without limitation (a) restrictions under an insider trading policy, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by the Participant(s), and (c) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

c.

Registration. If the Company shall deem it necessary or desirable to register under the Securities Act or other Applicable Law any Shares issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such Shares for exemption from the Securities Act or other Applicable Law, then the Company may, but shall not be required to, take such action at its own expense. The Company may require from each Participant, or each holder of Shares acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In addition, the Company may require any such person to agree to lock-up terms as the Company may deem advisable or appropriate.

d.

Investment Representations. As a condition to the exercise of an Award, the Shares to be issued pursuant to such Award shall have been effectively registered under the Securities Act, or the Participant exercising such Award shall have made such written representations and warranties to the Company (upon which the Company believes it may reasonably rely) as the Administrator may deem necessary or appropriate for the purposes of confirming that the issuance of the Shares pursuant to such Award will be exempt from the registration requirements of the Securities Act and any applicable state securities laws and otherwise in compliance with all Applicable Laws, including but not limited to that the Participant is acquiring the Shares only for investment and without any present intention to sell or distribute such Shares.

e.

Placement of Legends; Stop Orders; etc. Each Share to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representations made in accordance with Section 21(d) in addition to any other applicable restriction under the Plan, the terms of the Award and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such Shares. All certificates for Shares or other securities delivered under the Plan shall be subject to such share transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of any share exchange upon which the Shares are then listed, and any Applicable Law, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

22.

Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

23.

Repricing; Exchange And Buyout of Awards. The repricing or termination and subsequent repricing of Options or SARs at a lower purchase price per Share than the original grant is permitted without prior shareholder approval. The Administrator may authorize the Company to issue new Option or SAR Awards in exchange for the surrender and cancellation of any or all outstanding Awards, subject to the consent of any Participant whose rights would be impaired. The Administrator may at any time repurchase Options with payment in cash, Shares or other consideration, based on such terms and conditions as the Administrator and the Participant shall agree.

24.

Substitution and Assumption of Awards. The Administrator may make Awards under the Plan by assumption, substitution or replacement of performance shares, phantom shares, share awards, share options, Share Appreciation Rights or similar awards granted by another entity (including an Affiliate), if such assumption, substitution or replacement is in connection with an asset acquisition, share acquisition, merger, consolidation or similar transaction involving the Company (and/or its Affiliate) and such other entity (and/or its affiliate). The Administrator may also make Awards under the Plan by assumption, substitution or replacement of a similar type of award granted by the Company prior to the adoption and approval of the Plan. Notwithstanding any provision of the Plan (other than the maximum number of shares of Common Stock that may be issued under the Plan), the terms of such assumed, substituted or replaced Awards shall be as the Administrator, in its discretion, determines is appropriate.

25.	Governing Law. The Plan and all Agreements shall be construed in accordance with and governed by the laws of the State of Nevada, without regard to the principles of conflicts of law thereof.

Adopted by the Board of Directors on April 10, 2015

CHINA BAK BATTERY, INC.

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 12, 2015

__________________________________

Annual Meeting Proxy Card

__________________________________

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned stockholder of CHINA BAK BATTERY, INC., a Nevada corporation (the “Company”), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated April 24, 2015, and hereby constitutes and appoints Mr. Xiangqian Li, the Company’s Chairman, President, Chief Executive Officer and Secretary, and Mr. Wenwu Wang, the Company’s Interim Chief Financial Officer, or either of them acting singly in the absence of the other, with full power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of the Company’s Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on June 12, 2015, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

The undersigned hereby instructs said proxies or their substitutes:

The Board of Directors recommends that you vote FOR the following:

1.	Elect as Directors the nominees listed below:

01 Xiangqian Li	FOR [_]	AGAINST [_]	ABSTAIN [_]
02 Chunzhi Zhang	FOR [_]	AGAINST [_]	ABSTAIN [_]
03 Martha C. Agee	FOR [_]	AGAINST [_]	ABSTAIN [_]
04 Jianjun He	FOR [_]	AGAINST [_]	ABSTAIN [_]
05 Guosheng Wang	FOR [_]	AGAINST [_]	ABSTAIN [_]

The Board of Directors recommends that you vote FOR the following:

2.	Ratify the selection of Crowe Horwath as the Company’s independent registered public accounting firm for fiscal year ending September 30, 2015.

FOR [_]	AGAINST [_]	ABSTAIN [_]

The Board of Directors recommends that you vote FOR the following:

3.	To approve an amendment to the Company’s Articles of Incorporation to increase the authorized number of shares available for issuance from 20,000,000 to 500,000,000 shares of Common Stock.

FOR [_]	AGAINST [_]	ABSTAIN [_]

The Board of Directors recommends that you vote FOR the following:

4.	To approve an amendment to the Company’s Articles of Incorporation to authorize 10,000,000 shares of Preferred Stock of the Company, which may be issued in one or more series, with such rights, preferences, privileges and restrictions as shall be fixed by the Company’s Board of Directors from time to time.

FOR [_]	AGAINST [_]	ABSTAIN [_]

The Board of Directors recommends that you vote FOR the following:

5.	To approve the amendment to Section 1.7 of the Company’s Stock Option Plan;

FOR [_]	AGAINST [_]	ABSTAIN [_]

The Board of Directors recommends that you vote FOR the following:

6.	To approve the China BAK Battery, Inc. 2015 Equity Incentive Plan, subject to the approval of Proposal 3.

FOR [_]	AGAINST [_]	ABSTAIN [_]

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, and any adjournment or adjournments thereof.

IF THIS PROXY IS PROPERLY EXECUTED, THE SHARES OF COMMON STOCK COVERED HEREBY WILL BE VOTED AS SPECIFIED HEREIN. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED “FOR” ALL NOMINEES, AND FOR PROPOSALS 2, 3, 4, 5 and 6. IN THEIR DISCRETION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

I (we) acknowledge receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement dated April 24, 2015, and ratify all that the proxies, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.

If you are voting by mail, please sign, date and mail this proxy immediately in the enclosed envelope. You are also permitted and encouraged to vote online by following the instructions on the Notice of Internet Availability of Proxy Materials that was separately mailed to you.

Name

Name (if joint)

Date _____________, 2015

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope, if mailed in the United States.